SL GREEN REALTY CORP.

FIRST QUARTER 2018 SUPPLEMENTAL DATA

March 31, 2018

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development and redevelopment, construction and leasing.

As of March 31, 2018, the Company held interests in 118 Manhattan buildings totaling 49.9 million square feet. This included ownership interests in 28.7 million square feet of Manhattan buildings and debt and preferred equity investments secured by 21.2 million square feet of buildings. In addition, the Company held ownership interests in 25 suburban buildings totaling 3.7 million square feet in Brooklyn, Long Island, Westchester County, and Connecticut.

•	SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

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SL Green maintains a website at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not incorporated into this supplemental financial package. This supplemental financial package is available through the Company’s website.

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This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.

Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

SLG Interest
We highlight to investors that 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the joint ventures.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplement that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.
Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter March 31, 2018 that will be released on Form 10-Q to be filed on or before May 10, 2018.

Supplemental Information	2	First Quarter 2018

TABLE OF CONTENTS

Supplemental Definitions	4

Highlights	5	-	10

Comparative Balance Sheets	11

Comparative Statements of Operations	13

Comparative Computation of FFO and FAD	14

Consolidated Statement of Equity	15

Joint Venture Statements	16	-	17

Selected Financial Data	18	-	21

Debt Summary Schedule	22	-	24

Summary of Ground Lease Arrangements	25

Debt and Preferred Equity Investments	26	-	28

Selected Property Data
Composition of Property Portfolio	29	-	36
Largest Tenants	37
Tenant Diversification	38
Leasing Activity Summary	39	-	42
Annual Lease Expirations	43	-	45

Summary of Real Estate Acquisition/Disposition Activity	46	-	50

Corporate Information	51

Non-GAAP Disclosures and Reconciliations	52

Analyst Coverage	55

Supplemental Information	3	First Quarter 2018

SUPPLEMENTAL DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s weighted average corporate borrowing cost.  Capitalized Interest is a component of the book basis in a development or redevelopment property.
Debt service coverage - Operating Income plus income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by total interest and principal payments.
Debt to Market Capitalization Ratio - Debt to Market Capitalization is a non-GAAP measure that is calculated as the Company’s consolidated debt divided by the Company's estimated market value based upon the quarter-end trading price of the Company’s common stock multiplied by all common shares and operating partnership units outstanding plus the face value of the Company’s preferred equity.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
Fixed charge - Total payments for interest, principal amortization, ground leases and preferred stock dividend.
Fixed charge coverage - Operating Income plus income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, and a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP measure of REIT performance. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), excluding gains (or losses) from sales of properties, debt restructurings and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt Loans - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is calculated by subtracting free rent (net of amortization), straight-line rent, FAS 141 rental income from NOI, while adding ground lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.
Same-Store Properties (Same-Store) - Same-Store refers to properties owned in the same manner during both the current and prior year, and excludes development properties prior to those properties being stabilized for both the current and prior year. Changes to Same-Store properties in 2018 were as follows:

Added to Same-Store in 2018:	Removed from Same-Store in 2018:
11 Madison Avenue	600 Lexington Avenue (sold)
10 East 53rd Street	609 Fifth Avenue (in redevelopment)
1552-1560 Broadway
605 West 42nd Street
115 Spring Street
400 East 57th Street
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs incurred during the leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased.
Total square feet owned - The total square footage of properties either owned directly by SLG or in which SLG has a joint venture interest.

Supplemental Information	4	First Quarter 2018

FIRST QUARTER 2018 HIGHLIGHTS Unaudited

New York, NY, April 19, 2018 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended March 31, 2018 of $101.8 million, or $1.12 per share, as compared to net income attributable to common stockholders of $11.4 million, or $0.11 per share, for the same quarter in 2017. Net income attributable to common stockholders for the three months ended March 31, 2018 includes $17.1 million, or $0.18 per share, of net gains recognized from the sale of real estate as compared to $2.6 million, or $0.02 per share, for the same period in 2017.
The Company reported funds from operations, or FFO, for the quarter ended March 31, 2018 of $157.7 million, or $1.66 per share, as compared to FFO for the same period in 2017 of $165.9 million, or $1.57 per share.
All per share amounts in this press release are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended March 31, 2018, the Company reported consolidated revenues and operating income of $301.7 million and $168.3 million, respectively, compared to $377.4 million and $215.8 million, respectively, for the same period in 2017.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 7.4% for the quarter ended March 31, 2018, or 5.6%, excluding lease termination income. For the quarter, consolidated property same-store cash NOI increased by 4.6% to $128.1 million, or 1.9% to $124.4 million, excluding lease termination income, while unconsolidated joint venture property same-store cash NOI increased by 14.1% to $59.5 million, or 14.2% to $59.1 million, excluding lease termination income, as compared to the same period in 2017.
In the first quarter, the Company signed 28 office leases in its Manhattan portfolio totaling 375,813 square feet. Nineteen leases comprising 157,175 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $85.87 per rentable square foot, representing a 10.4% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the first quarter was 10.0 years and average tenant concessions were 7.9 months of free rent with a tenant improvement allowance of $80.77 per rentable square foot.
Occupancy in the Company's Manhattan same-store portfolio was 95.6% as of March 31, 2018, inclusive of 505,314 square feet of leases signed but not yet commenced, as compared to 95.4% at March 31, 2017 and 95.8% at December 31, 2017.
In the first quarter, the Company signed 19 office leases in its Suburban portfolio totaling 157,485 square feet. Eleven leases comprising 25,544 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $33.13 per rentable square foot, representing a 1.4% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the first quarter was 8.5 years and average tenant concessions were 9.4 months of free rent with a tenant improvement allowance of $28.96 per rentable square foot.

Occupancy in the Company's Suburban same-store portfolio was 86.6% as of March 31, 2018, inclusive of 25,199 square feet of leases signed but not yet commenced, as compared to 83.9% at March 31, 2017 and 87.2% as of December 31, 2017.
Significant leases that were signed in the first quarter included:

•	New lease with Greenberg Traurig for 132,647 square feet at One Vanderbilt Avenue, for 15.0 years;

•	Renewal with Investcorp International, Inc. for 75,791 square feet at 280 Park Avenue, for 15.0 years;

•	New lease with Urban Compass, Inc. for 32,812 square feet at 10 East 53rd Street, for 10.8 years;

•	Renewal and expansion with Everest Reinsurance Company for 33,696 square feet at 461 Fifth Avenue, for an average term of 4.3 years;

•	New lease with Philips Nizer LLC for 14,919 square feet at 485 Lexington Avenue, for 10.7 years;

•	New lease with Ascot Underwriting Inc. for 14,807 square feet at 55 West 46th Street, known as Tower 46, for 10.0 years.
Marketing, general and administrative, or MG&A, expense for the three months ended March 31, 2018 was $23.5 million, or 5.3% of total combined revenues and 50 basis points of total assets, including our share of assets from unconsolidated joint ventures.
Investment Activity
In 2018, the Company repurchased 3.9 million shares of common stock under the previously announced $1.5 billion share repurchase program, at an average price of $97.00 per share. To date, the Company has acquired 12.3 million shares of its common stock under the program at an average price of $100.16 per share, allowing the Company to save approximately $39.8 million of common dividends on an annualized basis.
In April, the Company entered into an agreement to sell its 11.7% interest in Jericho Plaza, two office buildings totaling 640,000 square-feet located in Jericho, New York, for a gross asset valuation of $117.4 million. The transaction is expected to close in the second quarter of 2018 and generate net proceeds to the Company of approximately $3.9 million.
In April, the Company along with our joint venture partner, Ivanhoe Cambridge, entered into a contract to sell the leasehold office condominium at 1745 Broadway in Manhattan for a sale price of $633 million, or $939 per square foot. The transaction is expected to close in the second quarter of 2018 and generate net proceeds to the Company of approximately $126.0 million.
In April, the Company, along with our joint venture partner, closed on the sale of the 3-acre development site at 175-225 Third Street in Gowanus, Brooklyn for a gross asset valuation of $115.0 million. The Company recognized net proceeds of $67.8 million.
In March, the Company entered into an agreement to sell Reckson Executive Park, which consists of six Class-A office buildings totaling 540,000 square-feet located at 1-6 International Drive in Rye Brook, New York, for a sale price of $55.0 million. The transaction is expected to close in the third quarter of 2018 and generate net proceeds of approximately $53.0 million.
In March, the Company entered into an agreement to sell 115-117 Stevens Avenue, which consists of two office buildings totaling 178,000 square-feet located in Valhalla, New York, for

Supplemental Information	5	First Quarter 2018

FIRST QUARTER 2018 HIGHLIGHTS Unaudited

a sale price of $12.0 million. The transaction is expected to close in the second quarter of 2018 and generate net proceeds of approximately $11.0 million.
In March, the Company, along with our joint venture partners, closed on the sale of a 420-unit, Upper West Side multifamily complex known as Stonehenge Village, at a gross asset valuation of $287.0 million, or $641 per square foot. The Company recognized net proceeds of approximately $1.4 million.
In February, the Company closed on the sale of an additional 13% interest in 1515 Broadway, a 1.86 million-square-foot, Class-A Times Square office building, at a gross asset valuation of $1.950 billion, or $1,045 per square foot, pursuant to the previously announced agreement to sell interests totaling 43%. The sale of the initial 30% interest closed in the fourth quarter of 2017. The closings, in total, generated net proceeds of $433.4 million and the Company recognized a gain on sale of $245.3 million.
In February, the Company, along with our joint venture partner, closed on the sale of 1274 Fifth Avenue, a 54-unit multifamily building known as Stonehenge on Fifth, at a gross asset valuation of $44.1 million, or $923 per square foot. The Company recognized net proceeds of approximately $4.1 million, including a $2.0 million promote.
In January, the Company closed on the previously announced sale of 600 Lexington Avenue, a 36-story, 303,515 square foot Midtown Manhattan office building, for a gross sale price of $305.0 million, or $1,005 per square foot. The transaction generated net proceeds of $290.4 million and the Company recognized a gain on sale of $23.8 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity investment portfolio totaled $2.14 billion at March 31, 2018, including $2.09 billion of investments at a weighted average current yield of 9.0% that are classified in the debt and preferred equity line item on the balance sheet, and investments aggregating $0.05 billion at a weighted average current yield of 8.9% that are included in other balance sheet line items for accounting purposes.
The weighted average yield of 9.0% excludes the yield on our investments in 2 Herald Square, which were moved to non-accrual status in August 2017. Our investments in 2 Herald are currently the subject of an uncontested foreclosure action, for which we have received a judgment of foreclosure. We expect the foreclosure sale date to occur in the second quarter of 2018.
During the first quarter, the Company originated or acquired new debt and preferred equity investments totaling $224.5 million, all of which was retained and $199.2 million of which was funded. New mortgage investments totaled $162.2 million, all of which was retained and $144.7 million of which was funded, at a weighted average current yield of 5.4% and a weighted average levered yield of 8.2%, after taking into consideration $97.0 million drawn on the Company’s mortgage financing facility. New subordinate debt investments totaled $62.3 million, all of which was retained and $54.5 million of which was funded, at a weighted average yield of 9.0%.

Dividends
In the first quarter of 2018, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•	$0.8125 per share of common stock, which was paid on April 16, 2018 to shareholders of record on the close of business on April 2, 2018; and

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$0.40625 per share on the Company's 6.50% Series I Cumulative Redeemable Preferred Stock for the period January 15, 2018 through and including April 14, 2018, which was paid on April 16, 2018 to shareholders of record on the close of business on April 2, 2018, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chief Executive Officer, will host a conference call and audio webcast on Thursday, April 19, 2018 at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at http://slgreen.com/ under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at http://slgreen.com/ under “Presentations & Webcasts”. The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using passcode 3798408.
A replay of the call will be available 7 days after the call by dialing (855) 859-2056 using passcode 3798408. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at http://slgreen.com/ under “Presentations & Webcasts”.

Supplemental Information	6	First Quarter 2018

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017

Earnings Per Share
Net income available to common stockholders - diluted	$1.12	$0.29	$0.40	$0.08	$0.11
Funds from operations (FFO) available to common stockholders - diluted	$1.66	$1.60	$1.49	$1.78	$1.57

Common Share Price & Dividends
Closing price at the end of the period	$96.83	$100.93	$101.32	$105.80	$106.62
Closing high price during period	$100.95	$105.01	$107.52	$109.73	$113.75
Closing low price during period	$90.61	$94.15	$95.45	$101.03	$104.62
Common dividend per share	$0.8125	$0.8125	$0.775	$0.775	$0.775

FFO payout ratio (trailing 12 months)	48.6%	48.7%	49.4%	47.4%	37.2%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	81.2%	76.9%	83.0%	77.6%	63.4%

Common Shares & Units
Common shares outstanding	89,135	92,803	97,446	98,367	100,776
Units outstanding	4,715	4,453	4,542	4,562	4,563
Total common shares and units outstanding	93,850	97,256	101,988	102,929	105,339

Weighted average common shares and units outstanding - basic	95,203	100,532	102,326	104,462	105,250
Weighted average common shares and units outstanding - diluted	95,256	100,779	102,570	104,732	105,554

Market Capitalization
Market value of common equity	$9,087,496	$9,816,048	$10,333,424	$10,889,888	$11,231,244
Liquidation value of preferred equity/units	531,584	531,734	531,884	531,884	532,009
Consolidated debt (1)	5,460,586	5,910,596	6,476,623	6,431,753	6,389,254
Consolidated market capitalization	$15,079,666	$16,258,378	$17,341,931	$17,853,525	$18,152,507
SLG share of unconsolidated JV debt	4,333,451	4,184,387	3,191,302	2,924,816	2,775,302
Market capitalization including SLG share of unconsolidated JVs	$19,413,117	$20,442,765	$20,533,233	$20,778,341	$20,927,809

Consolidated debt to market capitalization	36.2%	36.4%	37.3%	36.0%	35.2%
Debt to market capitalization including SLG share of unconsolidated JVs	50.5%	49.4%	47.1%	45.0%	43.8%

Consolidated debt service coverage (trailing 12 months)	3.15x	3.07x	3.04x	3.07x	3.46x
Consolidated fixed charge coverage (trailing 12 months)	2.65x	2.60x	2.56x	2.59x	2.95x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.56x	2.60x	2.61x	2.66x	3.02x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.23x	2.26x	2.25x	2.29x	2.61x

(1) Includes debt associated with assets held for sale.

Supplemental Information	7	First Quarter 2018

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017

Selected Balance Sheet Data
Real estate assets before depreciation (1)	$8,968,049	$10,665,993	$12,013,814	$12,021,243	$12,837,493
Investments in unconsolidated joint ventures	$3,034,596	$2,362,989	$2,045,796	$2,219,371	$1,861,077
Debt and preferred equity investments	$2,085,871	$2,114,041	$2,020,739	$1,986,413	$1,627,836
Cash and cash equivalents	$288,808	$127,888	$241,489	$270,965	$468,035
Investment in marketable securities	$28,252	$28,579	$28,802	$29,524	$29,260

Total assets	$13,380,870	$13,982,904	$15,109,870	$15,309,707	$15,877,271

Fixed rate & hedged debt	$3,795,560	$4,305,165	$5,154,810	$5,190,393	$5,249,091
Variable rate debt (2)	1,665,026	1,605,431	1,321,813	1,241,360	1,140,163
Total consolidated debt	$5,460,586	$5,910,596	$6,476,623	$6,431,753	$6,389,254
Deferred financing costs, net of amortization	(48,152)	(56,690)	(52,667)	(56,820)	(82,988)
Total consolidated debt, net	$5,412,434	$5,853,906	$6,423,956	$6,374,933	$6,306,266

Total liabilities	$6,065,849	$6,629,761	$7,153,035	$7,172,522	$7,380,279

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$6,314,189	$6,686,521	$6,609,447	$6,532,638	$6,589,967
Variable rate debt, including SLG share of unconsolidated JV debt (2)	3,479,848	3,408,462	3,058,478	2,823,931	2,574,589
Total debt, including SLG share of unconsolidated JV debt	$9,794,037	$10,094,983	$9,667,925	$9,356,569	$9,164,556

Selected Operating Data
Property operating revenues	$241,768	$306,870	$319,514	$322,027	$325,521
Property operating expenses	(113,751)	(138,537)	(148,394)	(140,105)	(143,882)
Property NOI	$128,017	$168,333	$171,120	$181,922	$181,639
SLG share of unconsolidated JV Property NOI	84,801	67,757	57,650	55,002	55,424
Property NOI, including SLG share of unconsolidated JV Property NOI	$212,818	$236,090	$228,770	$236,924	$237,063
Investment income	45,290	45,130	47,820	60,622	40,299
Other income	14,637	9,342	7,266	15,501	11,561
Marketing general & administrative expenses	(23,528)	(28,136)	(23,963)	(24,256)	(24,143)
SLG share of investment income and other income from unconsolidated JVs	4,379	6,683	4,524	5,078	5,789
Income taxes	507	1,432	77	2,201	559
Transaction costs, including SLG share of unconsolidated JVs	(162)	2,199	(186)	(102)	(187)
EBITDAre	$253,941	$272,740	$264,308	$295,968	$270,941

(1) Includes assets held for sale of $194.9 million at 3/31/2018.
(2) Does not reflect $1.3 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	8	First Quarter 2018

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017

Selected Operating Data
Property operating revenues	$220,342	$285,131	$294,126	$294,596	$292,520
Property operating expenses	97,578	120,741	130,395	120,518	125,387
Property NOI	$122,764	$164,390	$163,731	$174,078	$167,133

Other income - consolidated	$3,952	$666	$1,467	$608	$2,417

SLG share of property NOI from unconsolidated JVs	$84,757	$67,374	$57,486	$54,856	$55,171

Portfolio Statistics
Consolidated office buildings in service	20	23	24	24	24
Unconsolidated office buildings in service	11	9	7	7	7
	31	32	31	31	31

Consolidated office buildings in service - square footage	12,387,091	14,304,606	16,054,606	16,054,606	16,054,606
Unconsolidated office buildings in service - square footage	12,165,164	10,356,864	6,558,139	6,558,139	6,558,139
	24,552,255	24,661,470	22,612,745	22,612,745	22,612,745

Same-Store office occupancy (consolidated + JVs)	93.4%	93.1%	92.8%	92.5%	93.8%
Same-Store office occupancy inclusive of leases signed not yet commenced	95.6%	95.8%	95.4%	94.9%	95.4%

Office Leasing Statistics
New leases commenced	29	24	30	34	26
Renewal leases commenced	8	12	17	11	15
Total office leases commenced	37	36	47	45	41

Commenced office square footage filling vacancy	103,418	58,594	118,590	118,230	114,996
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	342,212	217,384	181,974	156,558	204,076
Total office square footage commenced	445,630	275,978	300,564	274,788	319,072

Average starting cash rent psf - office leases commenced	$72.10	$72.83	$71.73	$71.43	$78.11
Previously escalated cash rent psf - office leases commenced	$67.55	$60.72	$70.30	$66.92	$69.26
Increase in new cash rent over previously escalated cash rent (2)	6.7%	19.9%	2.0%	6.7%	12.8%
Average lease term	10.2	8.1	6.3	7.1	7.7
Tenant concession packages psf	$80.72	$37.30	$45.36	$45.12	$53.87
Free rent months	8.3	2.2	3.2	4.6	5.6

(1) Property data includes operating office, retail, residential, development, redevelopment, and land properties.
(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	9	First Quarter 2018

KEY FINANCIAL DATA Suburban Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017

Selected Operating Data
Property operating revenues	$20,329	$21,120	$25,102	$26,844	$28,531
Property operating expenses	11,173	10,941	13,194	13,890	14,636
Property NOI	$9,156	$10,179	$11,908	$12,954	$13,895

Other income - consolidated	$104	$3,456	$471	$1,300	$107

SLG share of property NOI from unconsolidated JVs	$47	$384	$145	$192	$207

Portfolio Statistics
Consolidated office buildings in service	20	20	22	24	25
Unconsolidated office buildings in service	2	2	2	2	2
	22	22	24	26	27

Consolidated office buildings in service - square footage	3,013,200	3,013,200	3,608,800	3,933,800	4,113,800
Unconsolidated office buildings in service - square footage	640,000	640,000	640,000	640,000	640,000
	3,653,200	3,653,200	4,248,800	4,573,800	4,753,800

Same-Store office occupancy (consolidated + JVs)	85.7%	87.0%	85.0%	84.5%	82.6%
Same-Store office occupancy inclusive of leases signed not yet commenced	86.6%	87.2%	86.6%	85.1%	83.9%

Office Leasing Statistics
New leases commenced	8	15	8	16	10
Renewal leases commenced	8	12	9	6	12
Total office leases commenced	16	27	17	22	22

Commenced office square footage filling vacancy	75,615	75,016	53,971	98,500	37,184
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	22,544	82,181	79,408	28,915	73,789
Total office square footage commenced	98,159	157,197	133,379	127,415	110,973

Average starting cash rent psf - office leases commenced	$32.88	$35.47	$30.75	$46.80	$30.04
Previously escalated cash rent psf - office leases commenced	$32.41	$34.27	$32.28	$39.36	$29.33
Increase in new cash rent over previously escalated cash rent (2)	1.5%	3.5%	(4.7)%	18.9%	2.4%
Average lease term	6.9	5.7	7.2	7.5	4.8
Tenant concession packages psf	$25.99	$23.34	$28.73	$35.70	$13.69
Free rent months	8.3	3.9	7.5	5.2	5.6

(1) Property data includes operating office, retail, and development properties.
(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	10	First Quarter 2018

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Assets
Commercial real estate properties, at cost:
Land and land interests	$2,098,406	$2,357,051	$2,917,993	$2,936,879	$3,295,050
Building and improvements	5,206,982	6,351,012	7,468,436	7,476,108	7,977,713
Building leasehold and improvements	1,420,346	1,450,614	1,444,698	1,441,587	1,439,083
Properties under capital lease	47,445	47,445	47,445	47,445	47,445
	8,773,179	10,206,122	11,878,572	11,902,019	12,759,291
Less: accumulated depreciation	(1,944,629)	(2,300,116)	(2,457,071)	(2,397,299)	(2,372,082)
Net real estate	6,828,550	7,906,006	9,421,501	9,504,720	10,387,209

Other real estate investments:
Investment in unconsolidated joint ventures	3,034,596	2,362,989	2,045,796	2,219,371	1,861,077
Debt and preferred equity investments, net (1)	2,085,871	2,114,041	2,020,739	1,986,413	1,627,836

Assets held for sale, net	67,819	338,354	127,663	119,224	54,694
Cash and cash equivalents	288,808	127,888	241,489	270,965	468,035
Restricted cash	89,457	122,138	107,763	109,959	71,215
Investment in marketable securities	28,252	28,579	28,802	29,524	29,260
Tenant and other receivables, net of $18,363 reserve at 3/31/2018	49,552	57,644	54,663	50,946	52,197
Related party receivables	31,305	23,039	24,068	23,725	19,067
Deferred rents receivable, net of reserve for
tenant credit loss of $16,896 at 3/31/2018	320,547	365,337	393,793	385,040	453,747
Deferred costs, net	195,557	226,201	247,981	249,724	267,948
Other assets	360,556	310,688	395,612	360,096	584,986

Total Assets	$13,380,870	$13,982,904	$15,109,870	$15,309,707	$15,877,271

(1) Excludes debt and preferred equity investments totaling $53.2 million with a weighted average current yield of 8.91% that are included in other balance sheet line items.

Supplemental Information	11	First Quarter 2018

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Liabilities
Mortgages and other loans payable	$2,456,180	$2,865,991	$3,845,061	$3,857,421	$4,236,545
Unsecured term loan	1,500,000	1,500,000	1,183,000	1,183,000	1,183,000
Unsecured notes	1,404,406	1,404,605	1,068,562	1,091,332	1,137,359
Revolving credit facility	—	40,000	280,000	200,000	—
Deferred financing costs	(48,152)	(56,690)	(52,667)	(56,820)	(82,988)
Total debt, net of deferred financing costs	5,312,434	5,753,906	6,323,956	6,274,933	6,473,916
Accrued interest	36,808	38,142	34,367	36,478	33,859
Accounts payable and accrued expenses	131,797	137,142	144,767	134,294	169,244
Deferred revenue	177,896	208,119	252,779	229,692	235,208
Capitalized lease obligations	43,029	42,843	42,660	42,480	42,305
Deferred land lease payable	3,403	3,239	3,075	2,911	2,747
Dividends and distributions payable	82,337	85,138	85,007	86,081	87,617
Security deposits	64,647	67,927	68,465	68,286	66,807
Liabilities related to assets held for sale	42	4,074	1,141	106	43
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	113,456	189,231	96,818	197,261	168,533
Total liabilities	6,065,849	6,629,761	7,153,035	7,172,522	7,380,279

Noncontrolling interest in operating partnership
(4,715 units outstanding) at 3/31/2018	475,807	461,954	470,898	487,660	491,298
Preferred units	301,585	301,735	301,885	301,885	302,010

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 90,190
issued and outstanding at 3/31/2018, including 1,055 shares held in treasury	902	939	985	995	1,019
Additional paid–in capital	4,776,594	4,968,338	5,294,500	5,391,038	5,651,089
Treasury stock	(124,049)	(124,049)	(124,049)	(124,049)	(124,049)
Accumulated other comprehensive income	28,573	18,604	14,185	14,354	16,511
Retained earnings	1,583,833	1,139,329	1,410,332	1,431,442	1,496,759
Total SL Green Realty Corp. stockholders' equity	6,487,785	6,225,093	6,817,885	6,935,712	7,263,261

Noncontrolling interest in other partnerships	49,844	364,361	366,167	411,928	440,423

Total equity	6,537,629	6,589,454	7,184,052	7,347,640	7,703,684

Total Liabilities and Equity	$13,380,870	$13,982,904	$15,109,870	$15,309,707	$15,877,271

Supplemental Information	12	First Quarter 2018

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	For the three months ended
	March 31	March 31	December 31	September 30
	2018	2017	2017	2017
Revenues
Rental revenue, net	$215,369	$281,329	$265,492	$274,765
Escalation and reimbursement revenues	26,399	44,192	41,378	44,749
Investment income	45,290	40,299	45,130	47,820
Other income	14,637	11,561	9,342	7,266
Total Revenues, net	301,695	377,381	361,342	374,600

Equity in net income from unconsolidated joint ventures	4,036	6,614	7,788	4,078

Expenses
Operating expenses	59,782	74,506	72,079	75,927
Ground rent	8,308	8,308	8,308	8,307
Real estate taxes	45,661	61,068	58,150	64,160
Transaction related costs	162	133	(2,199)	186
Marketing, general and administrative	23,528	24,143	28,136	23,963
Total Operating Expenses	137,441	168,158	164,474	172,543

Operating Income	168,290	215,837	204,656	206,135

Interest expense, net of interest income	47,916	65,622	60,933	65,634
Amortization of deferred financing costs	3,537	4,761	4,297	4,008
Depreciation and amortization	69,388	94,134	84,404	91,728
	47,449	51,320	55,022	44,765
Gain on sale of marketable securities	—	3,262	—	—

Income from Continuing Operations (1)	47,449	54,582	55,022	44,765

Gain on sale of real estate	23,521	567	76,497	—
Equity in net (loss) gain on sale of joint venture interest / real estate	(6,440)	2,047	—	1,030
Purchase price and other fair value adjustments	49,293	—	—	—
Depreciable real estate reserves	—	(56,272)	(93,184)	—
Net Income	113,823	924	38,335	45,795

Net (income) loss attributable to noncontrolling interests	(5,470)	17,015	(3,766)	(338)
Dividends on preferred units	(2,849)	(2,850)	(2,850)	(2,850)

Net Income Attributable to SL Green Realty Corp	105,504	15,089	31,719	42,607

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,737)	(3,738)

Net Income Attributable to Common Stockholders	$101,766	$11,351	$27,982	$38,869

Earnings per share - Net income per share (basic)	$1.12	$0.11	$0.29	$0.40
Earnings per share - Net income per share (diluted)	$1.12	$0.11	$0.29	$0.40
(1) Before gains on sale and equity in net gains and depreciable real estate reserves shown below.

Supplemental Information	13	First Quarter 2018

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	For the three months ended
	March 31	March 31	December 31	September 30
	2018	2017	2017	2017
Funds from Operations
Net Income Attributable to Common Stockholders	$101,766	$11,351	$27,982	$38,869

Depreciation and amortization	69,388	94,134	84,404	91,728
Unconsolidated JV depreciation and noncontrolling interests adjustments	48,006	24,282	29,397	23,517
Net loss (income) attributable to noncontrolling interests	5,470	(17,015)	3,766	338
Gain on sale of real estate	(23,521)	(567)	(76,497)	—
Equity in net loss (gain) on sale of joint venture property / real estate	6,440	(2,047)	—	(1,030)
Purchase price and other fair value adjustments	(49,293)	—	—	—
Depreciable real estate reserves	—	56,272	93,184	—
Non-real estate depreciation and amortization	(566)	(516)	(554)	(557)
Funds From Operations	$157,690	$165,894	$161,682	$152,865

Funds From Operations - Basic per Share	$1.66	$1.58	$1.61	$1.49

Funds From Operations - Diluted per Share	$1.66	$1.57	$1.60	$1.49

Funds Available for Distribution
FFO	$157,690	$165,894	$161,682	$152,865

Non real estate depreciation and amortization	566	516	554	557
Amortization of deferred financing costs	3,537	4,761	4,297	4,008
Non-cash deferred compensation	11,875	16,307	21,312	8,690
FAD adjustment for joint ventures	(16,750)	(9,448)	(10,321)	(8,887)
Straight-line rental income and other non cash adjustments	(6,930)	(15,939)	(14,479)	(15,384)
Second cycle tenant improvements	(36,055)	(13,444)	(42,515)	(37,512)
Second cycle leasing commissions	(3,979)	(7,833)	(4,807)	(4,875)
Revenue enhancing recurring CAPEX	(509)	(354)	(10,359)	(4,037)
Non-revenue enhancing recurring CAPEX	(4,528)	(5,955)	(19,015)	(15,048)
Reported Funds Available for Distribution	$104,917	$134,505	$86,349	$80,377

First cycle tenant improvements	$4,046	$893	$8,565	$2,716
First cycle leasing commissions	$182	$404	$1,188	$331
Development costs	$2,976	$62,321	$5,320	$3,695
Redevelopment costs	$19,453	$4,940	$13,067	$7,763
Capitalized Interest	$6,686	$6,279	$6,129	$6,869

Supplemental Information	14	First Quarter 2018

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	TOTAL

Balance at December 31, 2017	$221,932	$939	$4,968,338	$(124,049)	$1,139,329	$364,361	$18,604	$6,589,454

Net income					105,504	198		105,702
Preferred dividends					(3,738)			(3,738)
Cash distributions declared ($0.8125 per common share)					(72,341)			(72,341)
Cash distributions to noncontrolling interests						(276)		(276)
Other comprehensive income - unrealized gain on derivative instruments							7,170	7,170
Other comprehensive income - SLG share of unconsolidated joint venture net unrealized gain on derivative instruments							3,115	3,115
Other comprehensive loss - unrealized loss on marketable securities							(316)	(316)
Proceeds from stock options exercised			729					729
DRSPP proceeds			42					42
Repurchases of common stock		(37)	(195,617)		(159,090)			(354,744)
Conversion of units of the Operating Partnership to common stock								—
Contributions to consolidated joint ventures						157		157
Deconsolidation of partially owned entities					570,524	(314,596)		255,928
Reallocation of noncontrolling interests in the Operating Partnership					3,645			3,645
Deferred compensation plan and stock awards, net			(1,957)					(1,957)
Amortization of deferred compensation plan			5,059					5,059
Balance at March 31, 2018	$221,932	$902	$4,776,594	$(124,049)	$1,583,833	$49,844	$28,573	$6,537,629

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2017	92,803,299	4,452,979	—	97,256,278

YTD share activity	(3,668,290)	262,359	—	(3,405,931)
Share Count at March 31, 2018 - Basic	89,135,009	4,715,338	—	93,850,347

Weighting factor	1,384,952	(32,632)	52,896	1,405,216
Weighted Average Share Count at March 31, 2018 - Diluted	90,519,961	4,682,706	52,896	95,255,563

Supplemental Information	15	First Quarter 2018

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	March 31, 2018		December 31, 2017		September 30, 2017

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,434,492	$2,150,354	$4,076,973	$2,016,744	$3,071,017	$1,559,972
Building and improvements	10,993,085	5,156,027	9,648,939	4,477,189	7,554,820	3,520,273
Building leasehold and improvements	85,187	42,593	78,628	39,314	72,250	36,125
Properties under capital lease	189,558	94,779	189,558	94,779	189,558	94,779
	15,702,322	7,443,753	13,994,098	6,628,026	10,887,645	5,211,149
Less: accumulated depreciation	(1,049,839)	(459,841)	(1,171,965)	(542,888)	(943,365)	(400,946)
Net real estate	14,652,483	6,983,912	12,822,133	6,085,138	9,944,280	4,810,203

Cash and cash equivalents	214,053	103,819	220,306	109,901	192,772	103,538
Restricted cash	238,595	111,218	274,603	148,258	177,824	75,848
Debt and preferred equity investments, net	103,379	86,478	202,539	185,638	201,731	184,830
Tenant and other receivables, net of $7,204 reserve at 3/31/2018, of which $3,861 is SLG share	82,187	28,273	58,376	14,511	10,548	3,619
Deferred rents receivables, net of $5,207 reserve at 3/31/2018 for tenant credit loss, of which $2,259 is SLG share	277,209	126,842	291,568	139,868	256,696	117,700
Deferred costs, net	194,055	93,862	207,045	103,062	183,098	87,573
Other assets	2,167,015	960,418	1,200,761	440,824	453,267	242,637
Total Assets	$17,928,976	$8,494,822	$15,277,331	$7,227,200	$11,420,216	$5,625,948

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $120,809 at 3/31/18, of which $52,291 is SLG share	$9,876,879	$4,281,161	$9,412,101	$4,122,760	$7,198,609	$3,135,983
Accrued interest	28,316	12,375	26,357	11,182	16,178	7,433
Accounts payable and accrued expenses	222,632	119,504	159,586	79,630	170,515	87,194
Deferred revenue	1,911,564	847,585	985,648	339,586	340,310	178,289
Capitalized lease obligations	189,968	94,984	189,152	94,576	188,353	94,176
Security deposits	36,420	13,685	33,700	12,214	34,062	12,054
Other liabilities	15,736	5,543	2,258	1,722	2,153	1,635
Equity	5,647,461	3,119,985	4,468,529	2,565,530	3,470,036	2,109,184
Total Liabilities and Equity	$17,928,976	$8,494,822	$15,277,331	$7,227,200	$11,420,216	$5,625,948

Supplemental Information	16	First Quarter 2018

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	March 31, 2018		December 31, 2017		March 31, 2017

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$274,216	$116,685	$218,732	$88,276	$188,771	$76,283
Escalation and reimbursement revenues	39,455	18,295	29,501	14,166	17,847	8,481
Investment income	3,369	3,086	4,853	4,438	7,870	4,830
Other income	3,901	1,293	7,934	2,245	2,033	959
Total Revenues, net	$320,941	$139,359	$261,020	$109,125	$216,521	$90,553

Loss on early extinguishment of debt	—	—	(261)	(131)	—	—

Expenses
Operating expenses	$59,773	$23,960	$41,614	$16,673	$38,794	$14,242
Ground rent	4,393	2,106	4,182	1,998	4,251	2,033
Real estate taxes	57,027	24,113	35,383	16,014	34,939	13,065
Transaction related costs, net of recoveries	—	—	—	—	89	54
Total Operating Expenses	$121,193	$50,179	$81,179	$34,685	$78,073	$29,394

Operating Income	$199,748	$89,180	$179,580	$74,309	$138,448	$61,159

Interest expense, net of interest income	$89,741	$35,780	$73,967	$28,692	$55,328	$21,093
Amortization of deferred financing costs	5,116	1,673	5,032	1,696	6,505	2,621
Depreciation and amortization	105,080	47,619	80,863	35,136	71,164	31,215
Net Income	$(189)	$4,108	$19,718	$8,785	$5,451	$6,230

Real estate depreciation	104,773	47,561	80,622	35,089	70,912	31,172
FFO Contribution	$104,584	$51,669	$100,340	$43,874	$76,363	$37,402

FAD Adjustments:
Non real estate depreciation and amortization	$5,423	$1,731	$5,273	$1,743	$6,757	$2,664
Straight-line rental income and other non-cash adjustments	(23,989)	(12,428)	(11,400)	(4,191)	(21,667)	(11,126)
Second cycle tenant improvement	(14,006)	(4,928)	(4,835)	(2,355)	(1,245)	(627)
Second cycle leasing commissions	(3,550)	(871)	(5,759)	(1,427)	(271)	(154)
Recurring CAPEX	(622)	(254)	(14,607)	(4,091)	(340)	(205)
Total FAD Adjustments	$(36,744)	$(16,750)	$(31,328)	$(10,321)	$(16,766)	$(9,448)

First cycle tenant improvement	$58,208	$33,331	$20,482	$8,718	$12,298	$3,852
First cycle leasing commissions	$8,407	$5,446	$4,848	$3,115	$3,086	$1,039
Development costs	$105,712	$65,175	$93,638	$77,378	$4,173	$1,225
Redevelopment costs	$7,022	$4,173	$15,463	$8,057	$16,215	$8,444
Capitalized Interest	$12,331	$7,402	$11,432	$6,770	$5,457	$2,966

Supplemental Information	17	First Quarter 2018

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	For the three months ended
	March 31	March 31	December 31	September 30
	2018	2017 (2)	2017	2017

Net Operating Income (1)	$135,065	$185,126	$173,349	$174,344
SLG share of property NOI from unconsolidated JVs	85,917	56,464	68,858	58,730
NOI including SLG share of unconsolidated JVs	$220,982	$241,590	$242,207	$233,074
Partners' share of NOI - consolidated JVs	(647)	(9,768)	(9,986)	(8,832)
NOI - SLG share	$220,335	$231,822	$232,221	$224,242

NOI, including SLG share of unconsolidated JVs	$220,982	$241,590	$242,207	$233,074
Free rent (net of amortization)	(6,128)	(4,421)	1,734	(4,888)
Net FAS 141 adjustment	(6,373)	(7,860)	(6,882)	(6,532)
Straight-line revenue adjustment	(4,965)	(15,923)	(7,459)	(10,360)
Allowance for straight-line tenant credit loss	(37)	(944)	(4,554)	(2,013)
Ground lease straight-line adjustment	941	991	941	941
Cash NOI, including SLG share of unconsolidated JVs	$204,420	$213,433	$225,987	$210,222
Partners' share of cash NOI - consolidated JVs	(596)	(7,423)	(7,494)	(7,109)
Cash NOI - SLG share	$203,824	$206,010	$218,493	$203,113

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.
(2) Excludes the activity of 885 Third Avenue, which was sold in February 2016 but did not meet the criteria for sale accounting at that time and, therefore, remained consolidated until the first quarter of 2017.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended March 31, 2018

	NOI	Cash NOI

Manhattan Operating Properties	$185,191	$172,130
Suburban Operating Properties	8,671	8,104
Retail Operating Properties	10,975	10,265
Residential Operating Properties	7,295	6,746
Development/Redevelopment/Land	6,078	4,372
Total Operating and Development	218,210	201,617
Property Dispositions	(1,054)	(1,088)
Other (2)	3,179	3,295
Total	$220,335	$203,824

(1) Portfolio composition consistent with property tables found on pages 29-36
(2) Includes SL Green Management Corp., Emerge 212 and Belmont

Supplemental Information	18	First Quarter 2018

SELECTED FINANCIAL DATA 2017 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

		For the three months ended
		March 31,	March 31,		December 31,	September 30,
		2018	2017	%	2017	2017
Revenues
	Rental revenue, net	$208,651	$209,085	(0.2)%	$209,152	$208,412
	Escalation & reimbursement revenues	26,841	25,804	4.0%	28,553	27,329
	Other income	3,914	1,015	285.6%	3,980	1,619
	Total Revenues	$239,406	$235,904	1.5%	$241,685	$237,360

Expenses
	Operating expenses	$54,125	$52,512	3.1%	$53,104	$54,316
	Ground rent	8,308	8,308	—%	8,308	8,308
	Real estate taxes	44,894	42,676	5.2%	43,782	45,619
		$107,327	$103,496	3.7%	$105,194	$108,243

	Operating Income	$132,079	$132,408	(0.2)%	$136,491	$129,117

	Interest expense & amortization of financing costs	$27,003	$28,322	(4.7)%	$27,334	$27,644
	Depreciation & amortization	61,826	63,058	(2.0)%	62,989	63,872

	Income before noncontrolling interest	$43,250	$41,028	5.4%	$46,168	$37,601
Plus:	Real estate depreciation & amortization	61,758	62,990	(2.0)%	62,932	63,806
	FFO Contribution	$105,008	$104,018	1.0%	$109,100	$101,407

Less:	Non–building revenue	113	503	(77.5)%	3,747	837

Plus:	Interest expense & amortization of financing costs	27,003	28,322	(4.7)%	27,334	27,644
	Non-real estate depreciation	68	68	—%	57	66
	NOI	$131,966	$131,905	—%	$132,744	$128,280

Cash Adjustments
Less:	Free rent (net of amortization)	$5,658	$3,562	58.8%	$5,647	$1,513
	Straightline revenue adjustment	(3,609)	3,928	(191.9)%	(4,627)	1,833
	Rental income - FAS 141	2,263	1,771	27.8%	1,838	1,681
Plus:	Ground lease straight-line adjustment	524	524	—%	524	524
	Allowance for S/L tenant credit loss	(37)	(636)	(94.2)%	(1,355)	(1,808)
	Cash NOI	$128,141	$122,532	4.6%	$129,055	$121,969

Operating Margins
	NOI to real estate revenue, net	55.1%	56.0%		55.8%	54.2%
	Cash NOI to real estate revenue, net	53.5%	52.1%		54.2%	51.6%

	NOI before ground rent/real estate revenue, net	58.6%	59.6%		59.3%	57.7%
	Cash NOI before ground rent/real estate revenue, net	56.8%	55.4%		57.5%	54.9%

Supplemental Information	19	First Quarter 2018

SELECTED FINANCIAL DATA 2017 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

		For the three months ended
		March 31,	March 31,		December 31,	September 30,
		2018	2017	%	2017	2017
Revenues
	Rental revenue, net	$90,073	$86,919	3.6%	$91,035	$88,352
	Escalation & reimbursement revenues	11,997	11,222	6.9%	14,044	14,022
	Other income	229	340	(32.6)%	2,462	253
	Total Revenues	$102,299	$98,481	3.9%	$107,541	$102,627

Expenses
	Operating expenses	$16,905	$17,069	(1.0)%	$16,406	$17,413
	Ground rent	1,920	1,919	0.1%	1,920	1,920
	Real estate taxes	16,949	16,584	2.2%	14,328	18,034
		$35,774	$35,572	0.6%	$32,654	$37,367

	Operating Income	$66,525	$62,909	5.7%	$74,887	$65,260

	Interest expense & amortization of financing costs	$30,039	$28,268	6.3%	$29,953	$29,398
	Depreciation & amortization	34,494	34,799	(0.9)%	33,229	33,097

	Income before noncontrolling interest	$1,992	$(158)	(1,360.8)%	$11,705	$2,765
Plus:	Real estate depreciation & amortization	34,438	34,756	(0.9)%	33,173	33,150
	FFO Contribution	$36,430	$34,598	5.3%	$44,878	$35,915

Less:	Non–building revenue	192	316	(39.2)%	2,211	223

Plus:	Interest expense & amortization of financing costs	30,039	28,268	6.3%	29,953	29,398
	Non-real estate depreciation	56	43	30.2%	56	(53)
	NOI	$66,333	$62,593	6.0%	$72,676	$65,037

Cash Adjustments
Less:	Free rent (net of amortization)	$1,059	$(449)	(335.9)%	$423	$(443)
	Straightline revenue adjustment	4,747	7,399	(35.8)%	3,289	4,094
	Rental income - FAS 141	1,333	3,844	(65.3)%	3,146	3,182
Plus:	Ground lease straight-line adjustment	258	286	(9.8)%	258	258
	Allowance for S/L tenant credit loss	—	—	—%	(1,458)	—
	Cash NOI	$59,452	$52,085	14.1%	$64,618	$58,462

Operating Margins
	NOI to real estate revenue, net	65.0%	63.8%		69.0%	63.5%
	Cash NOI to real estate revenue, net	58.2%	53.1%		61.3%	57.1%

	NOI before ground rent/real estate revenue, net	66.8%	65.7%		70.8%	65.4%
	Cash NOI before ground rent/real estate revenue, net	59.9%	54.7%		62.9%	58.7%

Supplemental Information	20	First Quarter 2018

SELECTED FINANCIAL DATA 2017 Same Store Net Operating Income Unaudited (Dollars in Thousands)

		For the three months ended
		March 31,	March 31,		December 31,	September 30,
		2018	2017	%	2017	2017
Revenues
	Rental revenue, net	$208,651	$209,085	(0.2)%	$209,152	$208,412
	Escalation & reimbursement revenues	26,841	25,804	4.0%	28,553	27,329
	Other income	3,914	1,015	285.6%	3,980	1,619
	Total Revenues	$239,406	$235,904	1.5%	$241,685	$237,360

	Equity in Net Income from Unconsolidated Joint Ventures (1)	$1,992	$(158)	(1,360.8)%	$11,705	$2,765
Expenses
	Operating expenses	$54,125	$52,512	3.1%	$53,104	$54,316
	Ground rent	8,308	8,308	—%	8,308	8,308
	Real estate taxes	44,894	42,676	5.2%	43,782	45,619
		$107,327	$103,496	3.7%	$105,194	$108,243

	Operating Income	$134,071	$132,250	1.4%	$148,196	$131,882

	Interest expense & amortization of financing costs	$27,003	$28,322	(4.7)%	$27,334	$27,644
	Depreciation & amortization	61,826	63,058	(2.0)%	62,989	63,872

	Income before noncontrolling interest	$45,242	$40,870	10.7%	$57,873	$40,366
Plus:	Real estate depreciation & amortization	61,758	62,990	(2.0)%	62,932	63,806
	Joint Ventures Real estate depreciation & amortization (1)	34,438	34,756	(0.9)%	33,173	33,150
	FFO Contribution	$141,438	$138,616	2.0%	$153,978	$137,322

Less:	Non–building revenue	$113	$503	(77.5)%	$3,747	$837
	Joint Ventures Non–building revenue (1)	192	316	(39.2)%	2,211	223

Plus:	Interest expense & amortization of financing costs	27,003	28,322	(4.7)%	27,334	27,644
	Joint Ventures Interest expense & amortization of financing costs (1)	30,039	28,268	6.3%	29,953	29,398
	Non-real estate depreciation	68	68	—%	57	66
	Joint Ventures Non-real estate depreciation (1)	56	43	30.2%	56	(53)
	NOI	$198,299	$194,498	2.0%	$205,420	$193,317

Cash Adjustments
	Non-cash adjustments	$(3,825)	$(9,373)	(59.2)%	$(3,689)	$(6,311)
	Joint Venture non-cash adjustments (1)	(6,881)	(10,508)	(34.5)%	(8,058)	(6,575)
	Cash NOI	$187,593	$174,617	7.4%	$193,673	$180,431

Operating Margins
	NOI to real estate revenue, net	58.1%	58.3%		59.8%	57.0%
	Cash NOI to real estate revenue, net	54.9%	52.3%		56.4%	53.2%

	NOI before ground rent/real estate revenue, net	61.1%	61.4%		62.8%	60.1%
	Cash NOI before ground rent/real estate revenue, net	57.7%	55.2%		59.2%	56.0%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	21	First Quarter 2018

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2018	Initial		Principal	As-Of
	Ownership	Outstanding			Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)	3/31/2018	Coupon (1)		Amortization	Date		Maturity	Extension	Prepayment (2)
Secured fixed rate debt
1 Madison Avenue	100.0	$477,843	5.91%		$33,602	May-20		$404,531	—	Nov-19
762 Madison Avenue	90.0	771	5.00%		—	Feb-22		771	—	Open
100 Church Street	100.0	216,240	4.68%		3,734	Jul-22		197,784	—	Apr-22
420 Lexington Avenue	100.0	300,000	3.99%		—	Oct-24		272,749	—	Jul-24
400 East 58th Street	90.0	40,000	3.00%		69	Nov-26		33,840	—	Aug-21
Landmark Square	100.0	100,000	4.90%		—	Jan-27		100,000	—	Oct-26
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27		450,000	—	Oct-26
1080 Amsterdam	92.5	36,300	3.58%		556	Feb-27		29,527	—	Open
315 West 33rd Street - The Olivia	100.0	250,000	4.17%		—	Feb-27		250,000	—	Open
		$1,871,154	4.67%		$37,961			$1,739,202
Unsecured fixed rate debt
Unsecured loan		$16,000	4.81%		$—	Jun-18		$16,000	—	Open
Unsecured notes		249,972	5.00%		—	Aug-18		250,000	—	Open
Unsecured notes		250,000	7.75%		—	Mar-20		250,000	—	Open
Unsecured notes		499,514	3.25%		—	Oct-22		500,000	—	Open
Unsecured notes		304,920	4.50%		—	Dec-22		300,000	—	Open
Term loan (swapped)		200,000	3.03%		—	Mar-23	(3)	200,000	—	Open
Term loan (swapped)		300,000	2.24%		—	Mar-23	(4)	300,000	—	Open
Unsecured notes		100,000	4.27%		—	Dec-25		100,000	—	Open
Series J Preferred Units		4,000	3.75%		—	Apr-51		4,000	—	Open
		$1,924,406	4.15%		$—			$1,920,000

Total Fixed Rate Debt		$3,795,560	4.40%		$37,961			$3,659,202
Floating rate debt
Secured floating rate debt
187 Broadway & 5-7 Dey Street (LIBOR + 269.5 bps)	100.0	$58,000	4.58%		$—	May-18		$58,000	—	Open
Debt & preferred equity facility (LIBOR + 223 bps)		189,883	4.11%	(5)	—	Jun-18		189,883	Jun-20	Open
719 Seventh Avenue (LIBOR + 305 bps)	75.0	42,143	4.93%		—	Feb-19		42,143	—	Open
220 East 42nd St. (LIBOR + 160 bps)	100.0	275,000	3.48%		—	Oct-20		275,000	—	Open
		$565,026	3.91%		$—			$565,026
Unsecured floating rate debt
Term loan (LIBOR + 110 bps)		$800,000	2.98%		$—	Mar-23		$800,000	—	Open
Term loan (LIBOR + 165 bps)		200,000	3.53%		—	Nov-24		200,000	—	Open
Junior subordinated deferrable interest debentures (3mo. LIBOR + 125 bps)		100,000	3.56%		—	Jul-35		100,000	—	Open
		$1,100,000	3.14%		$—			$1,100,000

Total Floating Rate Debt		$1,665,026	3.40%		$—			$1,665,026

Total Debt - Consolidated		$5,460,586	4.10%		$37,961			$5,324,228
Deferred financing costs		(48,152)
Total Debt - Consolidated, net		$5,412,434	4.10%

Total Debt - Joint Venture, net		$4,281,161	4.05%

Total Debt including SLG share of unconsolidated JV Debt		$9,794,037	4.07%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$9,785,095	3.96%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Loans noted as "open" may be subject to certain fees, premiums or penalties.
(3) The interest rate swaps mature in November 2020.
(4) The interest rate swaps mature in July 2023.
(5) The debt and preferred equity facility bears interest on a floating rate basis at a spread to 1-mo LIBOR based on the pledged collateral and advance rate.

Supplemental Information	22	First Quarter 2018

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2018	Initial		Principal	As-Of
	Ownership	3/31/2018				Principal Amortization	Maturity		Due at Maturity	Right	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Prepayment (2)
521 Fifth Avenue (swapped)	50.5	$170,000	$85,850	3.73%		$—	Nov-19		$85,850	—	Open
717 Fifth Avenue (mortgage)	10.9	300,000	32,748	4.45%		—	Jul-22		32,748	—	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Mar-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000	4.46%		—	Oct-22		105,000	—	Open
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500	5.45%		—	Oct-22		32,500	—	Open
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Open
919 Third Avenue	51.0	500,000	255,000	5.12%		—	Jun-23		255,000	—	Feb-23
3 Columbus Circle	48.9	350,000	171,150	3.61%		—	Mar-25		171,150	—	Sep-24
1515 Broadway	56.9	868,309	493,799	3.93%		9,470	Mar-25		419,372	—	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Open
400 East 57th Street	41.0	100,000	41,000	3.00%		70	Nov-26		35,889	—	Open
Worldwide Plaza	24.4	1,200,000	292,200	3.98%		—	Nov-27		292,200	—	Jul-27
Stonehenge Portfolio	Various	306,990 (3)	19,600	4.25%		449	Various	(3)	18,246	—	Open
Total Fixed Rate Debt		$6,014,627	$2,518,629	4.03%	(4)	$9,989			$2,437,737
Floating rate debt
175-225 3rd Street (Prime + 100 bps)	95.0	$40,000	$38,000	5.75%		$—	Jun-18		$38,000	—	Open
Jericho Plaza (LIBOR + 415 bps)	11.7	81,922	9,560	6.03%		—	Mar-19		9,560	—	Open
724 Fifth Avenue (LIBOR + 243 bps)	50.0	275,000	137,500	4.31%		—	Apr-19		137,500	—	Open
280 Park Avenue (LIBOR + 173 bps)	50.0	1,200,000	600,000	3.61%		—	Sep-19		600,000	Sep-24	Open
121 Greene Street (LIBOR + 150 bps)	50.0	15,000	7,500	3.38%		—	Nov-19		7,500	—	Open
1745 Broadway (LIBOR + 185 bps)	56.9	345,000	196,202	3.73%		—	Jan-20		196,202	—	Open
10 East 53rd Street (LIBOR + 225 bps)	55.0	170,000	93,500	4.13%		—	Feb-20		93,500	—	Open
131-137 Spring Street (LIBOR + 155 bps)	20.0	141,000	28,200	3.43%		—	Aug-20		28,200	—	Open
1552 Broadway (LIBOR + 265 bps)	50.0	195,000	97,500	4.53%		—	Oct-20		97,500	—	Open
55 West 46th Street - Tower 46 (LIBOR + 212.5 bps)	25.0	172,511	43,128	4.01%		—	Nov-20		43,128	—	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	3.33%		—	Jan-21		6,900	Jan-23	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	360,000	179,640	3.63%		—	Feb-21		175,859	—	Open
One Vanderbilt (LIBOR + 350 bps)	71.0	375,000	266,287	5.38%		—	Sep-21		266,287	—	Open
605 West 42nd Street - Sky (LIBOR + 144 bps)	20.0	550,000	110,000	3.32%		—	Aug-27		110,000	—	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	1,628	525	4.84%		27	Jun-33		4	—	Open
Stonehenge Portfolio (Various)	Various	38,000 (5)	380	3.28%		—	Various		380	—	Open
Total Floating Rate Debt		$3,983,061	$1,814,822	4.06%	(4)	$27			$1,810,520
Total unconsolidated JV Debt		$9,997,688	$4,333,451	4.05%	(4)	$10,016			$4,248,257
	Deferred financing costs	(120,809)	(52,290)
Total unconsolidated JV Debt, net		$9,876,879	$4,281,161	4.05%
(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Loans noted as "open" may be subject to certain fees, premiums or penalties.
(3) Amount is comprised of $136.4 million and $170.6 million in fixed-rate mortgages that mature in August 2019 and June 2024, respectively.
(4) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.
(5) Amount is comprised of $38.0 million in floating-rate mortgages that mature in January 2021.

SL GREEN REALTY CORP.					Composition of Debt

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$3,795,560
Total Debt / Total Assets	37.0%	Less than 60%					SLG Share of JV		2,518,629
Fixed Charge Coverage	2.43x	Greater than 1.4x					Total Fixed Rate Debt		$6,314,189	64.5%
Maximum Secured Indebtedness	17.2%	Less than 50%
Maximum Unencumbered Leverage Ratio	41.1%	Less than 60%				Floating Rate Debt
							Consolidated		$1,665,026
Unsecured Notes Covenants							SLG Share of JV		1,814,822
	Actual	Required							3,479,848
Total Debt / Total Assets	39.4%	Less than 60%			Debt & Preferred Equity and Other Investments				(1,293,934)
Secured Debt / Total Assets	15.7%	Less than 40%				Total Floating Rate Debt			$2,185,914	22.3%
Debt Service Coverage	5.67x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	368.0%	Greater than 150%					Total Debt		$9,794,037

Supplemental Information	23	First Quarter 2018

DEBT SUMMARY SCHEDULE Reckson Operating Partnership Unaudited (Dollars in Thousands)

			Principal			2018	Initial	Principal	As-Of
	Ownership		Outstanding			Principal	Maturity	Due at	Right	Earliest
Fixed rate debt	Interest (%)		3/31/2018	Coupon (1)		Amortization	Date	Maturity	Extension	Prepayment (2)
Secured fixed rate debt
315 West 33rd Street - The Olivia	100.0		250,000	4.17%		—	Feb-27	250,000	—	Open
			$250,000	4.17%		$—		$250,000
Unsecured fixed rate debt
Unsecured notes			$249,972	5.00%		$—	Aug-18	$250,000	—	Open
Unsecured notes			250,000	7.75%		—	Mar-20	250,000	—	Open
Unsecured notes			304,920	4.50%		—	Dec-22	300,000	—	Open
Unsecured notes			100,000	4.27%		—	Dec-25	100,000	—	Open
			$904,892	5.51%		$—		$900,000

	Total Fixed Rate Debt		$1,154,892	5.22%		$—		$1,150,000
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 223 bps)			$189,883	4.11%	(3)	$—	Jul-18	$189,883	Jun-20	Open
			$189,883	4.11%		$—		$189,883

	Total Floating Rate Debt		$189,883	4.11%		$—		$189,883

	Total Debt - Consolidated		$1,344,775	5.06%		$—		$1,339,883

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Loans noted as "open" may be subject to certain fees, premiums or penalties.
(3) The debt and preferred equity facility bears interest on a floating rate basis at a spread to 1-mo LIBOR based on the pledged collateral and advance rate.

RECKSON OPERATING PARTNERSHIP, L.P.

Unsecured Notes Covenants
		Actual	Required
Total Debt / Total Assets		39.4%	Less than 60%
Secured Debt / Total Assets		15.7%	Less than 40%
Debt Service Coverage		5.67x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt		368.0%	Greater than 150%

Supplemental Information	24	First Quarter 2018

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

					Deferred Land
	2018 Scheduled	2019 Scheduled	2020 Scheduled	2021 Scheduled	Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations (1)	Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,250	778	2027	(3)
711 Third Avenue	5,500	5,500	5,500	5,500	1,134	2033	(4)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	10,899	10,899	11,174	11,199	—	2050	(5)
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	209	226	314	314	—	2111
30 East 40th Street	204	204	212	229	1,492	2114
Total	$31,049	$31,066	$31,437	$31,629	$3,404

Capitalized Leases
1080 Amsterdam Avenue	$291	$315	$436	$436	$21,895	2111
30 East 40th Street	2,096	2,096	2,183	2,358	21,134	2114
Total	$2,387	$2,411	$2,619	$2,794	$43,029

Unconsolidated Joint Venture Ground Lease Arrangements (SLG Share)

Operating Leases
650 Fifth Avenue (Floors b-3)	$1,183	$1,284	$1,284	$1,284	$2,961	2062
650 Fifth Avenue (Floors 4-6)	18	1,645	1,645	1,659	2,137	2033
333 East 22nd Street	135	217	217	222	954	2115
Total	$1,336	$3,146	$3,146	$3,165	$6,052

Capitalized Leases
650 Fifth Avenue (Floors b-3)	$6,169	$6,695	$6,695	$6,695	$94,984	2062

(1) Per the balance sheet at March 31, 2018.
(2) Subject to renewal at the Company's option through 2054.
(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) Subject to two 15-year renewals at the Company's option through 2080.

Supplemental Information	25	First Quarter 2018

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average		Weighted Average Yield
	Book Value (1)		Value During Quarter	Yield During Quarter (2)		At End Of Quarter (3)

3/31/2017	$1,627,836		$1,647,359	9.35%		9.39%

Debt investment originations/accretion(4)	455,667
Preferred Equity investment originations/accretion(4)	143,323
Redemptions/Sales/Syndications/Amortization	(240,413)
6/30/2017	$1,986,413		$2,064,131	9.16%	(5)	9.28%	(5)

Debt investment originations/accretion(4)	84,939
Preferred Equity investment originations/accretion(4)	660
Redemptions/Sales/Syndications/Amortization	(51,273)
9/30/2017	$2,020,739		$2,032,166	9.40%	(5)	9.28%	(5)

Debt investment originations/accretion(4)	198,097
Preferred Equity investment originations/accretion(4)	443
Redemptions/Sales/Syndications/Amortization	(105,238)
12/31/2017	$2,114,041		$2,051,254	9.25%	(5)	9.13%	(5)

Debt investment originations/accretion(4)	233,370
Preferred Equity investment originations/accretion(4)	2,074
Redemptions/Sales/Syndications/Amortization	(263,614)
3/31/2018	$2,085,871	(6)	$2,049,512	9.21%	(5)	9.01%	(5)

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes accelerated fee income resulting from early repayment.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(4) Accretion includes amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes loans secured by the leasehold interest in 2 Herald Square which were in maturity default at the time of acquisition in April and May 2017. The loans were put on non-accrual in August 2017 when one of the investors in the borrower did not repay the loan notwithstanding the approval to do so rendered by a court in a litigation separate from the foreclosure. No impairment was recorded as the Company believes that the fair value of the property exceeds the carrying amount of the loans. As of 3/31/18, the loans had an outstanding principal balance of $250.5 million and an accrued interest balance of $7.7 million.

(6) Excludes debt and preferred equity investments totaling $53.2 million with a weighted average current yield of 8.91% that are included in other balance sheet line items.

Supplemental Information	26	First Quarter 2018

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average		Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF	Yield During Quarter (1)		At End Of Quarter (2)

Senior Mortgage Debt	$490,721	$227,032	$717,753		$—	$559	7.40%	(3)	7.04%	(3)

Junior Mortgage Participation	79,783	50,013	129,796		308,094	$2,083	10.44%	(3)	10.55%	(3)

Mezzanine Debt	697,889	395,607	1,093,496		7,109,975	$1,692	10.12%		10.11%

Preferred Equity	—	144,826	144,826		272,000	$656	6.98%		6.97%

Balance as of 3/31/18	$1,268,393	$817,478	$2,085,871	(4)	$7,690,069	$1,255	9.21%	(3)	9.01%	(3)

(1) Excludes accelerated fee income resulting from early repayment.
(2) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(3) Excludes loans secured by the leasehold interest in 2 Herald Square which were in maturity default at the time of acquisition in April and May 2017. The loans were put on non-accrual in August 2017 when one of the investors in the borrower did not repay the loan notwithstanding the approval to do so rendered by a court in a litigation separate from the foreclosure. No impairment was recorded as the Company believes that the fair value of the property exceeds the carrying amount of the loans. As of 3/31/18, the loans had an outstanding principal balance of $250.5 million and an accrued interest balance of $7.7 million.

(4) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $53.2 million with a weighted average current yield of 8.91% that are included in other balance sheet line items.

	Debt and Preferred Equity Principal Maturity Profile (1)
	2018	2019	2020	2021	2022 & Thereafter
Floating Rate	296,593	481,048	475,110	15,642	—
Fixed Rate	—	26,380	351,057	3,701	185,876
Sub-total	296,593	507,428	826,167	19,343	185,876
2 Herald Square	250,464	—	—	—	—
Grand Total	547,057	507,428	826,167	19,343	185,876

(1) Excluding 2 Herald Square, the weighted average maturity of the outstanding balance is 2.13 years. Approximately 60.8% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 3.40 years.

Supplemental Information	27	First Quarter 2018

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)(2)	Property		Senior		Yield At End
Investment Type	3/31/2018	Type	Location	Financing	Last $ PSF (3)	Of Quarter (4)

Mezzanine Loan	$206,230	Office	Manhattan	$1,160,000	$1,191	9.35%

Mortgage and Mezzanine Loans	146,517	Residential	Manhattan	—	$1,165	9.33%

Preferred Equity	144,826	Office	Manhattan	272,000	$656	6.97%

Mortgage and Mezzanine Loans	90,789	Office	Manhattan	—	$423	5.58%

Mortgage Loan	83,465	Office	Manhattan	—	$274	4.82%

Mezzanine Loan	79,477	Office	Manhattan	326,552	$71	12.49%

Mezzanine Loan	77,927	Multi-Family Rental	Manhattan	568,461	$907	10.47%

Mortgage and Jr. Mortgage Participation Loans	74,944	Office	Brooklyn	208,094	$429	10.13%

Mortgage and Mezzanine Loans	66,026	Residential	Manhattan	—	$949	6.27%

Mezzanine Loan	59,797	Office	Manhattan	175,000	$592	10.26%

Total	$1,029,998			$2,710,107		8.55%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loans secured by the leasehold interest in 2 Herald Square which were in maturity default at the time of acquisition in April and May 2017. The loans were put on non-accrual in August 2017 when one of the investors in the borrower did not repay the loan notwithstanding the approval to do so rendered by a court in a litigation separate from the foreclosure. No impairment was recorded as the Company believes that the fair value of the property exceeds the carrying amount of the loans. As of 3/31/18, the loans had an outstanding principal balance of $250.5 million and an accrued interest balance of $7.7 million.

(3) Reflects the last dollar of exposure to the Company's most junior position.
(4) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

Supplemental Information	28	First Quarter 2018

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-18	Dec-17	Sep-17	Jun-17	Mar-17	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store"
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0.2	91.6	91.4	93.2	93.2	93.2	$4,642		0.2	54
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	3.7	98.8	99.6	99.6	99.6	99.4	43,442	5.2	3.3	18
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	0.8	75.3	74.0	66.6	73.3	91.0	9,196	1.1	0.7	22
110 Greene Street	90.0	Soho	Fee Interest	1	223,600	0.8	83.4	76.5	73.4	72.9	70.3	12,735		0.9	58
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.1	99.6	99.6	99.6	99.3	98.4	41,418	4.9	3.2	26
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4.0	61.3	60.7	58.0	57.9	76.0	40,707	4.8	3.1	31
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	0.8	100.0	100.0	100.0	100.0	100.0	15,803	1.9	1.2	12
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	4.2	95.0	95.3	97.6	98.1	96.8	82,199	9.8	6.3	203
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.7	75.8	96.6	99.9	99.9	99.9	13,929	1.7	1.1	9
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3.3	76.4	68.2	69.7	69.7	75.7	50,898	6.0	3.9	26
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3.3	99.9	99.9	99.9	99.9	99.9	41,948	5.0	3.2	9
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	2.0	98.8	98.8	98.8	98.8	98.8	62,011	7.4	4.8	25
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.4	100.0	100.0	100.0	100.0	100.0	9,334	1.1	0.7	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.6	100.0	100.0	100.0	100.0	100.0	14,260	1.7	1.1	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest (2)	1	524,000	1.9	89.3	86.2	90.7	88.7	92.2	32,049	3.8	2.5	18
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	2.8	98.9	98.8	98.1	98.0	98.8	48,863	5.8	3.7	29
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2.5	95.2	97.9	96.8	94.6	93.6	47,909	5.7	3.7	50
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	3.8	98.1	98.1	98.1	99.0	99.0	94,934	11.3	7.3	15
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.0	90.5	90.0	88.0	88.6	90.2	41,219	4.9	3.2	34
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	4.2	100.0	100.0	100.0	100.0	100.0	74,882	9.0	5.7	2

Subtotal / Weighted Average				20	12,387,091	43.9%	91.5%	91.1%	91.1%	91.1%	93.5%	$782,378	90.9%	59.7%	649

Total / Weighted Average Consolidated Properties				20	12,387,091	43.9%	91.5%	91.1%	91.1%	91.1%	93.5%	$782,378	90.9%	59.7%	649

UNCONSOLIDATED PROPERTIES
"Same Store"
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	530,981	1.9	95.4	91.1	91.3	91.0	90.6	$48,846		1.8	32
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.0	92.3	93.4	89.4	90.3	92.5	63,890		2.4	38
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	4.3	92.8	93.0	93.0	91.8	87.4	118,292		4.5	38
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	460,000	1.6	90.2	90.2	90.2	90.2	93.6	29,601		1.1	43
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	1.9	94.6	95.0	99.1	99.1	98.2	35,743		1.7	42
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	5.2	100.0	100.0	100.0	100.0	100.0	98,037		3.8	9
1745 Broadway	56.9	Midtown	Other (3)	1	674,000	2.4	100.0	100.0	100.0	100.0	100.0	45,555		2.0	1
Added to Same Store in 2018
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.3	81.1	77.6	69.0	66.8	66.1	27,575		1.2	34
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	8.2	100.0	100.0	100.0	98.0	98.0	159,429		7.3	9

Subtotal / Weighted Average				9	8,366,439	29.7%	96.2%	96.0%	95.5%	94.7%	94.4%	$626,968		25.9%	246

"Non Same Store"
1515 Broadway	57.0	Times Square	Fee Interest	1	1,750,000	6.2	98.5	98.4	98.4	97.7	97.3	$132,845		5.8	13
Worldwide Plaza	24.4	Westside	Fee Interest	1	2,048,725	7.3	98.5	98.5	N/A	N/A	N/A	131,965		2.5	28

Subtotal / Weighted Average				2	3,798,725	13.5%	98.5%	98.5%	98.4%	97.7%	97.3%	$264,810		8.3%	41

Total / Weighted Average Unconsolidated Properties				11	12,165,164	43.1%	96.9%	96.7%	96.0%	95.2%	94.9%	$891,778		34.2%	287

Manhattan Operating Properties Grand Total / Weighted Average				31	24,552,255	87.0%	94.2%	93.9%	93.3%	92.9%	94.1%	$1,674,156			936
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,225,388		94.0%
Manhattan Operating Properties Same Store Occupancy %					20,753,530	84.5%	93.4%	93.1%	92.8%	92.5%	93.8%
Manhattan Operating Properties Same Store Leased Occupancy %							95.6%	95.8%	95.4%	94.9%	95.4%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.
(3) Leasehold office condominium. Tenant is currently responsible for ground rent pursuant to triple-net lease.

Supplemental Information	29	First Quarter 2018

SELECTED PROPERTY DATA Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-18	Dec-17	Sep-17	Jun-17	Mar-17	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	74.8	74.8	74.8	74.8	74.8	$1,928	0.2	0.1	2
1100 King Street - 2 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	68.3	65.4	63.5	63.5	61.3	1,666	0.2	0.1	8
1100 King Street - 3 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	58.4	58.4	58.4	58.4	58.4	1,071	0.1	0.1	3
1100 King Street - 4 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	66.9	67.3	51.2	51.2	68.8	1,145	0.1	0.1	7
1100 King Street - 5 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	96.6	96.6	96.6	96.6	96.6	2,133	0.3	0.2	11
1100 King Street - 6 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	45.4	62.8	68.7	68.7	56.7	1,271	0.2	0.1	4
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	1	178,000	0.6	67.3	67.3	66.7	66.7	60.3	2,296	0.3	0.2	12
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	0.9	86.8	92.2	92.2	79.4	66.0	5,533	0.7	0.4	13
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	0.9	87.3	87.5	87.5	95.8	95.8	5,503	0.7	0.4	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	0.8	100.0	100.0	100.0	100.0	97.8	6,171	0.7	0.5	8
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1.4	100.0	99.3	99.3	98.4	98.4	15,312	1.8	1.2	23
"Same Store" Westchester, New York Subtotal/Weighted Average				11	1,825,000	7.5%	83.9%	85.3%	84.6%	83.8%	81.2%	$44,030	5.2%	3.4%	99

"Same Store" Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1.1	85.5	90.0	84.9	86.5	86.0	$8,839	1.0	0.7	63
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0.2	94.6	97.0	85.7	80.1	80.1	1,069	0.1	0.1	8
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0.5	76.9	76.9	76.9	76.9	76.9	3,484	0.4	0.3	20
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0.4	92.4	92.4	93.5	92.4	92.4	3,332	0.4	0.3	14
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0.2	98.6	98.3	98.3	98.3	98.3	1,039	0.1	0.1	9
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	0.6	93.7	93.7	93.7	93.7	93.7	4,220	0.5	0.3	7
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0.1	100.0	100.0	100.0	100.0	100.0	762	0.1	0.1	2
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	0.6	80.5	80.9	67.9	67.9	66.5	5,497	0.7	0.4	20
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	0.5	97.4	94.6	92.1	92.1	88.1	4,766	0.6	0.4	28
"Same Store" Connecticut Subtotal/Weighted Average				9	1,188,200	3.2%	88.5%	89.5%	85.5%	85.6%	84.8%	$33,007	3.9%	2.5%	171

Total / Weighted Average Consolidated Properties				20	3,013,200	10.7%	85.7%	87.0%	85.0%	84.5%	82.6%	$77,036	9.1%	5.9%	270

UNCONSOLIDATED PROPERTIES
"Non Same Store"
Jericho Plaza	11.7	Jericho, New York	Fee Interest	2	640,000	2.3	70.5	70.3	69.8	71.2	71.0	$15,837		0.1	37
"Non Same Store" Subtotal/Weighted Average				2	640,000	2.3%	70.5%	70.3%	69.8%	71.2%	71.0%	$15,837		0.1%	37

Total / Weighted Average Unconsolidated Properties				2	640,000	2.3%	70.5%	70.3%	69.8%	71.2%	71.0%	$15,837		0.1%	37

Suburban Operating Properties Grand Total / Weighted Average				22	3,653,200	13.0%	83.1%	84.0%	82.3%	82.2%	80.6%	$92,873			307
Suburban Operating Properties Grand Total - SLG share of Annualized Rent												$78,884		6.0%
Suburban Operating Properties Same Store Occupancy %					3,013,200	82.5%	85.7%	87.0%	85.0%	84.5%	82.6%
Suburban Operating Properties Same Store Leased Occupancy %							86.6%	87.2%	86.6%	85.1%	83.9%

Supplemental Information	30	First Quarter 2018

SELECTED PROPERTY DATA Retail and Residential Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-18	Dec-17	Sep-17	Jun-17	Mar-17	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2.0	100.0	100.0	100.0	100.0	100.0	$2,831	1.2	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	2.0	100.0	100.0	100.0	100.0	100.0	3,884	1.7	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1.0	100.0	100.0	100.0	100.0	100.0	1,535	1.1	2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	10.0	89.6	89.6	89.6	89.6	90.7	12,764	3.5	8
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	38.0	99.4	100.0	100.0	100.0	100.0	16,895	23.2	9
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	17.0	100.0	100.0	100.0	100.0	81.1	47,896	7.2	6
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	9.0	84.7	84.7	84.7	92.1	100.0	24,055	16.5	8
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	3.0	100.0	100.0	100.0	100.0	100.0	14,391	19.7	1
762 Madison Avenue (1)	90.0	Plaza District	Fee Interest	1	6,109	1.0	100.0	100.0	100.0	100.0	100.0	1,857	2.3	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	7.0	100.0	100.0	100.0	100.0	100.0	1,796	2.5	3
Added to Same Store in 2018
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	1.0	100.0	100.0	100.0	100.0	100.0	2,903	4.0	1
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	8.0	67.5	67.5	67.5	67.5	67.5	25,177	17.3	2
Subtotal/Weighted Average				14	702,553	100.0%	94.7%	94.9%	94.9%	95.6%	93.2%	$155,984	100.0%	47

Total / Weighted Average Retail Properties				14	702,553	100.0%	94.7%	94.9%	94.9%	95.6%	93.2%	$155,984	100.0%	47

Residential Properties
	Ownership			# of	Useable	Total	Occupancy (%)					Average Monthly (1)	Annualized
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Mar-18	Dec-17	Sep-17	Jun-17	Mar-17	Rent Per Unit ($'s)	Cash Rent ($'s)

"Same Store" Residential
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest		222,855	333	95.5	85.9	88.0	91.9	94.0	$4,203	$15,987
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	290,482	260	92.3	92.3	92.3	93.1	89.2	3,574	11,865
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	140,000	126	98.4	96.8	94.4	93.7	92.9	3,509	5,746
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	82,250	97	94.8	99.0	100.0	88.5	100.0	4,000	4,687
Stonehenge Portfolio	Various		Fee Interest	8	938,911	1,064	96.1	94.1	92.6	94.2	93.2	4,183	58,844
Added to Same Store in 2018
605 West 42nd Street - Sky	20.0	Westside	Fee Interest	1	927,358	1,175	79.4	77.6	75.5	81.0	76.3	4,045	51,772
Subtotal/Weighted Average				12	2,601,856	3,055	89.4%	87.0%	85.8%	88.6%	86.7%	$4,048	$148,901

"Non Same Store" Residential
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	27,000	28	42.9	42.9	42.9	39.3	39.3	$1,167	$695
Subtotal/Weighted Average				1	27,000	28	42.9%	42.9%	42.9%	39.3%	39.3%	$1,167	$695

Total / Weighted Average Residential Properties				13	2,628,856	3,083	88.9%	86.6%	85.4%	88.1%	86.2%	$4,035	$149,597

(1) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	31	First Quarter 2018

SELECTED PROPERTY DATA Development / Redevelopment, Land and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Gross R/E	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-18	Dec-17	Sep-17	Jun-17	Mar-17	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Development / Redevelopment
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	3.0	17.0	17.0	17.0	26.6	26.6	$231	0.9	$7,792	8
5-7 Dey Street, 183 & 187 Broadway	100.0	Lower Manhattan	Fee Interest	3	82,700	11.0	—	—	—	—	41.4	—	—	39,600	—
562 Fifth Avenue (1)	100.0	Plaza District	Fee Interest	1	42,635	6.0	100.0	100.0	100.0	100.0	100.0	4,000	15.6	68,752	1
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	22.0	5.2	67.8	68.3	72.8	72.8	666	2.6	207,855	4
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	9.0	100.0	100.0	100.0	—	—	33,190	64.8	371,506	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	1.0	—	—	—	—	—	—	—	75,755	—
175-225 Third Street	95.0	Brooklyn, New York	Fee Interest	1	—	—	—	—	—	—	—	—	—	80,797	—
55 West 46th Street - Tower 46	25.0	Midtown	Fee Interest	1	347,000	47.0	58.2	58.2	56.6	50.1	50.1	16,391	16.0	337,119	7
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	—	—	100.0	100.0	100.0	100.0	—	—	6,959	—
Total / Weighted Average Development / Redevelopment Properties				12	736,199	100.0%	44.3%	58.0%	57.4%	46.2%	50.9%	$54,478	100.0%	$1,196,135	21

Land
635 Madison Avenue (2)	100.0	Plaza District	Fee Interest	1	176,530	100.0	100.0	100.0	100.0	100.0	100.0	$3,678	100.0
Total / Weighted Average Land				1	176,530	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	$3,678	100.0%

(1) Subject to a long-term, third party net operating lease. The lease contains a property purchase option for $100.0 million with annual escalations in the purchase price starting in December 2018.
(2) Subject to a long-term, third party net operating lease.

Construction in Progress

									Future Equity				Fees Payable to the Company
					Land Contributed		Equity Contributed (1)		Contributions (2)		Financing		and JV Contingencies (1)		Total
Building	Gross	Ownership	Estimated	Percentage		Market									Development
Address	Sq. Feet	Interest (%)	Occupancy	Leased	Cost	Value Adj	Company	Partners	Company	Partners	Drawn	Available	Funded	Remaining	Budget

One Vanderbilt	1,730,989	71.0	Q3 2020	24.0	$331,490	$235,946	$264,650	$63,217	$312,914	$461,783	$375,000	$1,125,000	$48,410	$91,590	$3,310,000

Total Construction In Progress					$331,490	$235,946	$264,650	$63,217	$312,914	$461,783	$375,000	$1,125,000	$48,410	$91,590	$3,310,000

(1) Includes joint venture fees paid to the Company, including development fee, direct personnel expense, leasing commissions and financing fee. Also includes up to $50.0 million of additional discretionary owner contingencies.

Supplemental Information	32	First Quarter 2018

SELECTED PROPERTY DATA Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-18	Dec-17	Sep-17	Jun-17	Mar-17	Cash Rent ($'s)	100%	SLG	Tenants

HIGH STREET RETAIL - Consolidated Properties
19-21 East 65th Street (1)	100.0	Plaza District	Fee Interest	2	23,610	1.2	17.0	17.0	17.0	26.6	26.6	$231	0.1	0.1	8
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	2,903	0.8	1.4	1
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest	1	217,519	11.2	99.4	100.0	100.0	100.0	100.0	13,421	3.8	6.4	8
719 Seventh Avenue (1)	75.0	Times Square	Fee Interest	1	10,040	0.5	—	—	—	—	—	—	—	—	—
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.1	100.0	100.0	100.0	100.0	100.0	14,391	4.1	6.8	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.3	100.0	100.0	100.0	100.0	100.0	1,857	0.5	0.8	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	2.7	100.0	100.0	100.0	100.0	100.0	1,796	0.5	0.9	3
1640 Flatbush Avenue (1)	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.1	—	100.0	100.0	100.0	100.0	—	—	—	—

Subtotal / Weighted Average				9	336,620	17.4%	90.5%	91.2%	91.2%	91.9%	91.9%	$34,599	9.8%	16.4%	26

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	0.9	100.0	100.0	100.0	100.0	100.0	$2,831	0.8	0.4	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.7	100.0	100.0	100.0	100.0	100.0	3,884	1.1	0.6	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.4	100.0	100.0	100.0	100.0	100.0	1,535	0.4	0.4	2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	3.5	89.6	89.6	89.6	89.6	90.7	12,764	3.6	1.2	8
650 Fifth Avenue (1)	50.0	Plaza District	Leasehold Interest	1	69,214	3.6	100.0	100.0	100.0	—	—	33,190	9.5	7.9	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	6.2	100.0	100.0	100.0	100.0	81.1	47,896	13.6	2.5	6
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	3.3	84.7	84.7	84.7	92.1	100.0	24,055	6.9	5.7	8
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3.0	67.5	67.5	67.5	67.5	67.5	25,177	7.2	6.0	2

Subtotal / Weighted Average				10	417,184	21.6%	91.4%	91.4%	91.4%	76.0%	72.0%	$151,332	43.1%	24.7%	29

Total / Weighted Average Prime Retail				19	753,804	39.0%	91.0%	91.3%	91.3%	83.1%	80.9%	$185,931	53.0%	41.0%	55

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	3.2	100.0	100.0	100.0	100.0	100.0	$3,242	0.9	1.5	7
110 Greene Street	90.0	Soho	Fee Interest	1	16,121	0.8	86.8	86.8	86.8	86.8	100.0	2,537	0.7	1.1	4
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	1.7	100.0	100.0	100.0	100.0	100.0	4,703	1.3	2.2	6
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	1.8	85.6	85.6	68.4	68.4	68.4	2,663	0.8	1.3	5
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	4,150	0.2	100.0	88.0	88.0	88.0	88.0	527	0.2	0.2	5
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.3	100.0	100.0	100.0	100.0	100.0	3,468	1.0	1.6	6
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	9,717	0.5	75.4	75.4	75.4	52.6	34.1	1,658	0.5	0.3	9
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0.2	100.0	100.0	100.0	100.0	100.0	566	0.2	0.2	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	2.3	100.0	96.5	96.5	100.0	89.1	4,792	1.4	2.3	6
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	0.8	100.0	100.0	100.0	100.0	100.0	2,276	0.6	1.1	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.1	100.0	100.0	100.0	100.0	56.5	5,484	1.6	2.6	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3.1	100.0	100.0	100.0	100.0	100.0	1,920	0.5	0.9	2
609 Fifth Avenue (1)	100.0	Rockefeller Center	Fee Interest	1	46,019	2.4	—	100.0	100.0	100.0	100.0	—	—	—	—
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	3.9	100.0	100.0	100.0	100.0	100.0	23,017	6.6	10.9	19
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.2	100.0	100.0	100.0	100.0	100.0	3,132	0.9	1.5	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.5	100.0	100.0	100.0	100.0	100.0	3,571	1.0	1.7	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.3	100.0	100.0	100.0	100.0	100.0	2,919	0.8	1.4	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.3	100.0	100.0	100.0	96.8	100.0	2,761	0.8	1.3	6
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	0.9	100.0	100.0	100.0	100.0	100.0	4,299	1.2	2.0	4
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	284	0.1	0.1	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	1.9	100.0	100.0	100.0	100.0	100.0	6,595	1.9	3.1	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	0.9	100.0	100.0	100.0	100.0	100.0	2,778	0.8	1.3	6
1515 Broadway	57.0	Times Square	Fee Interest	1	185,956	9.6	100.0	100.0	100.0	95.3	89.5	32,977	9.4	8.9	9

Subtotal / Weighted Average				23	835,497	43.0%	93.3%	98.6%	97.9%	96.7%	92.7%	$116,169	33.1%	47.9%	121

(1) Development / Redevelopment properties.

Supplemental Information	33	First Quarter 2018

SELECTED PROPERTY DATA - CONTINUED Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable		% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet		Sq. Feet	Mar-18	Dec-17	Sep-17	Jun-17	Mar-17	Cash Rent ($'s)	100%	SLG	Tenants

OTHER RETAIL - Unconsolidated Properties
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	75,165		3.9	100.0	100.0	100.0	100.0	100.0	$20,323	5.8	4.7	4
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340		2.0	100.0	100.0	100.0	100.0	100.0	3,553	1.0	0.9	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.0	96.6	96.6	96.6	96.6	97.7	3,519	1.0	1.0	5
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461		0.2	100.0	100.0	100.0	100.0	100.0	498	0.1	0.1	5
55 West 46th Street (1)	25.0	Midtown	Leasehold Interest	1	1,191		0.1	100.0	100.0	100.0	100.0	100.0	210	0.1	—	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.1	100.0	100.0	100.0	100.0	100.0	3,669	1.0	0.9	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		1.4	100.0	12.5	12.5	12.5	12.5	2,154	0.6	0.5	3
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	53,157		2.7	100.0	100.0	100.0	100.0	100.0	5,384	1.5	1.3	3
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.5	100.0	100.0	100.0	100.0	100.0	1,916	0.5	0.6	2
919 Third Avenue	51	Grand Central North	Fee Interest	1	31,004		1.6	100.0	100.0	100.0	100.0	100.0	3,594	1.0	0.9	5
World Wide Plaza	24.35	Westside	Fee Interest	1	10,592	(2)	0.5	100.0	100.0	N/A	N/A	N/A	1,353	0.4	0.2	8
Stonehenge Portfolio	Various		Fee Interest	3	22,551		1.2	88.9	88.9	100.0	100.0	100.0	2,696	0.8	0.1	10

Subtotal / Weighted Average				14	354,079		18.2%	98.9%	92.0%	92.5%	92.5%	92.6%	$48,869	13.9%	11.1%	58

Total / Weighted Average Other Retail				38	1,195,966		61.2%	95.0%	96.6%	96.3%	95.4%	92.7%	$165,038	47.0%	59.0%	179

Retail Grand Total / Weighted Average				56	1,943,380		100.0%	93.5%	94.6%	94.4%	90.6%	88.1%	$350,969	100.0%		234
Retail Grand Total - SLG share of Annualized Rent													$210,345		100.0%

(1) Redevelopment property.
(2) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	34	First Quarter 2018

SELECTED PROPERTY DATA Reckson Operating Portfolio - Consolidated Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-18	Dec-17	Sep-17	Jun-17	Mar-17	Cash Rent ($'s)	100%	SLG%	Tenants
Manhattan Operating Properties
"Same Store"
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	2.1	75.3	74.0	66.6	73.3	91.0	$9,196	1.7	1.6	22
110 Greene Street	90.0	Soho	Fee Interest	1	223,600	2.1	83.4	76.5	73.4	72.9	70.3	12,735		1.9	58
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	5.8	99.6	99.6	99.6	99.3	98.4	41,418	7.9	7.0	26
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	2.1	100.0	100.0	100.0	100.0	100.0	15,803	3.0	2.7	12
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	1.9	75.8	96.6	99.9	99.9	99.9	13,929	2.6	2.4	9
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	9.0	99.9	99.9	99.9	99.9	99.9	41,948	8.0	7.1	9
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	5.4	98.8	98.8	98.8	98.8	98.8	62,011	11.8	10.5	25
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	1.0	100.0	100.0	100.0	100.0	100.0	9,334	1.8	1.6	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	1.6	100.0	100.0	100.0	100.0	100.0	14,260	2.7	2.4	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest	1	524,000	5.0	89.3	86.2	90.7	88.7	92.2	32,049	6.1	5.4	18
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	7.5	98.9	98.8	98.1	98.0	98.8	48,863	9.3	8.3	29
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	6.6	95.2	97.9	96.8	94.6	93.6	47,909	9.1	8.1	50
919 Third Avenue (3)	51.0	Grand Central North	Fee Interest	1	1,454,000	13.9	100.0	100.0	100.0	100.0	100.0	98,037		8.5	9
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	10.2	98.1	98.1	98.1	99.0	99.0	94,934	18.0	16.1	15
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	5.4	90.5	90.0	88.0	88.6	90.2	41,219	7.8	7.0	34

Subtotal / Weighted Average				15	8,303,245	79.4%	96.1%	96.4%	96.2%	96.2%	96.8%	$583,646	89.7%	90.8%	324

Total / Weighted Average Manhattan Consolidated Properties				15	8,303,245	79.4%	96.1%	96.4%	96.2%	96.2%	96.8%	$583,646	89.7%		324
Total Manhattan Consolidated Properties - SLG share of Annualized Rent												$534,334		90.8%

Suburban Operating Properties
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.9	74.8	74.8	74.8	74.8	74.8	$1,928	0.4	0.3	2
1100 King Street - 2 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.9	68.3	65.4	63.5	63.5	61.3	1,666	0.3	0.3	8
1100 King Street - 3 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.9	58.4	58.4	58.4	58.4	58.4	1,071	0.2	0.2	3
1100 King Street - 4 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.9	66.9	67.3	51.2	51.2	68.8	1,145	0.2	0.2	7
1100 King Street - 5 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.9	96.6	96.6	96.6	96.6	96.6	2,133	0.4	0.4	11
1100 King Street - 6 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.9	45.4	62.8	68.7	68.7	56.7	1,271	0.2	0.2	4
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	1	178,000	1.7	67.3	67.3	66.7	66.7	60.3	2,296	0.4	0.4	12
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	2.4	86.8	92.2	92.2	79.4	66.0	5,533	1.0	0.9	13
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	2.3	87.3	87.5	87.5	95.8	95.8	5,503	1.0	0.9	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	2.2	100.0	100.0	100.0	100.0	97.8	6,171	1.2	1.0	8
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	3.7	100.0	99.3	99.3	98.4	98.4	15,312	2.9	2.6	23
Westchester, New York Subtotal / Weighted Average				11	1,825,000	17.5%	83.9%	85.3%	84.6%	83.8%	81.2%	$44,029	8.4%	7.5%	99

"Same Store" Connecticut
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	1.7	80.5	80.9	67.9	67.9	66.5	$5,497	1.0	0.9	20
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	1.4	97.4	94.6	92.1	92.1	88.1	4,766	0.9	0.8	28
Connecticut Subtotal/Weighted Average				2	325,400	3.1%	87.9%	87.0%	78.6%	78.6%	76.0%	$10,263	1.8%	1.7%	48

Total / Weighted Average Suburban Consolidated Properties				13	2,150,400	20.6%	84.6%	85.5%	83.7%	83.0%	80.4%	$54,292	10.3%		147
Total Suburban Consolidated Properties - SLG share of Annualized Rent												$54,292		9.2%

Reckson Operating Properties Grand Total / Weighted Average				28	10,453,645	100.0%	93.8%	94.2%	93.6%	93.5%	93.5%	$637,938	100.0%		471
Reckson Operating Properties Grand Total - SLG Share of Annualized Rent												$588,626		100.0%
Reckson Operating Properties Same Store Occupancy %					10,453,645	100.0%	93.8%	94.2%	93.6%	93.5%	93.5%
(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.
(3) Unconsolidated property.

Supplemental Information	35	First Quarter 2018

SELECTED PROPERTY DATA Reckson Operating Portfolio - Retail, Land, and Residential Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-18	Dec-17	Sep-17	Jun-17	Mar-17	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

Retail
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	1.0	100.0	100.0	100.0	100.0	100.0	$2,903	7.5	1
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	16.0	89.6	89.6	89.6	89.6	90.7	12,764	6.6	8
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest	1	270,132	65.0	99.4	100.0	100.0	100.0	100.0	16,895	43.8	9
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	5.0	100.0	100.0	100.0	100.0	100.0	14,391	37.3	1
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	12.0	100.0	100.0	100.0	100.0	100.0	1,796	4.7	3
Total Retail Properties				6	416,816	100.0%	97.9%	98.3%	98.3%	98.3%	98.5%	$48,749	100.0%	22

Land
635 Madison Avenue	100.0	Plaza District	Fee Interest	1	176,530	100.0	100.0	100.0	100.0	100.0	100.0	$3,678	100.0
Total Land Properties				1	176,530	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	$3,678	100.0%

Residential Properties
	Ownership				Useable	Total	Occupancy (%)					Annualized	Average Monthly	Total
Properties	Interest (%)	SubMarket	Ownership		Sq. Feet	Units	Mar-18	Dec-17	Sep-17	Jun-17	Mar-17	Cash Rent ($'s)	Rent Per Unit ($'s) (1)	Tenants
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	222,855	333	95.5	85.9	88.0	91.9	94.0	$15,987	$4,203	318
Total Residential Properties				1	222,855	333	95.5%	85.9%	88.0%	91.9%	94.0%	$15,987	$4,203	318

Development / Redevelopment
	Ownership				Useable	% of Total	Occupancy (%)					Annualized	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership		Sq. Feet	Sq. Feet	Mar-18	Dec-17	Sep-17	Jun-17	Mar-17	Cash Rent ($'s)	Book Value	Tenants
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	100	5.2	67.8	68.3	72.8	72.8	$666	$207,855	4
Total Development / Redevelopment Properties				1	160,000	100%	5.2%	67.8%	68.3%	72.8%	72.8%	$666	$207,855	4

(1) Calculated based on occupied units

Supplemental Information	36	First Quarter 2018

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan and Suburban Properties Unaudited (Dollars in Thousands Except Per SF)

		Lease	Total Rentable	Annualized	SLG Share of	% of SLG Share of	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent	Annualized Cash Rent ($)	Annualized Cash Rent (2)	Rent PSF	Rating (1)

Credit Suisse Securities (USA), Inc.	1 Madison Avenue	2020	1,146,881	$72,570	$72,570	5.0%	$63.28
	11 Madison Avenue	2037	1,265,841	78,183	46,910	3.2%	61.76
	1055 Washington Blvd	2019	2,525	95	95	—%	37.58
			2,415,247	150,848	119,575	8.2%	62.46	A

Viacom International, Inc.	1515 Broadway	2031	1,470,284	89,653	51,102	3.5%	60.98
		2028	9,106	1,870	1,066	0.1%	205.39
			1,479,390	91,523	52,168	3.6%	61.87	BBB-

Ralph Lauren Corporation	625 Madison Avenue	2019	386,785	30,393	30,393	2.1%	78.58	A-
Sony Corporation	11 Madison Avenue	2031	578,791	44,179	26,507	1.8%	76.33	BBB

Penguin Random House, Inc.	1745 Broadway	2033	593,240	41,746	23,741	1.6%	70.37
		2020	51,358	3,810	2,167	0.2%	74.18
			644,598	45,556	25,907	1.8%	70.67	BBB+

Debevoise & Plimpton, LLP	919 Third Avenue	2021	577,438	46,818	23,877	1.6%	81.08

The City of New York	100 Church Street	2034	509,068	18,055	18,055	1.2%	35.47
	420 Lexington Avenue	2030	4,077	272	272	0.1%	66.64
			513,145	18,327	18,327	1.3%	35.71	Aa2

Advance Magazine Group, Fairchild Publications	750 Third Avenue	2021	286,622	14,528	14,528	1.0%	50.69
	485 Lexington Avenue	2021	52,573	3,596	3,596	0.2%	68.39
			339,195	18,123	18,123	1.2%	53.43

Metro-North Commuter Railroad Company	420 Lexington Avenue	2034	327,117	17,381	17,381	1.2%	53.13
	110 East 42nd Street	2021	1,840	110	110	—%	59.56
			328,957	17,490	17,490	1.2%	53.17	Aa2

Giorgio Armani Corporation	752-760 Madison Avenue	2024	21,124	14,383	14,383	1.0%	680.88
	717 Fifth Avenue	2022	46,940	20,137	2,195	0.2%	428.99
	762 Madison Avenue	2024	1,264	231	208	—%	182.97
			69,328	34,751	16,786	1.2%	501.26

Nike Retail Services, Inc.	650 Fifth Avenue	2033	69,214	33,190	16,595	1.1%	479.53	AA-
News America Incorporated	1185 Avenue of the Americas	2020	165,086	16,439	16,439	1.1%	99.58	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	15,754	15,754	1.1%	98.50

C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	338,527	14,935	14,935	1.0%	44.12
	Worldwide Plaza	2027	32,598	2,075	505	0.1%	63.66
			371,125	17,011	15,441	1.1%	45.84	BBB

Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	2032	231,114	14,539	14,539	1.0%	62.91
	1055 Washington Blvd.	2028	23,800	845	845	0.1%	35.50
			254,914	15,384	15,384	1.1%	60.35	BBB+

Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	15,328	15,328	1.1%	84.42	BBB-
National Hockey League	1185 Avenue of the Americas	2022	148,217	14,944	14,944	1.0%	100.83
Cravath, Swaine & Moore LLP	Worldwide Plaza	2024	617,135	61,226	14,909	1.0%	99.21

WME IMG, LLC	304 Park Avenue	2028	111,281	7,888	7,888	0.5%	70.89
	11 Madison Avenue	2030	103,426	9,023	5,414	0.4%	87.24
			214,707	16,911	13,302	0.9%	78.76

Nomura Holding America Inc.	Worldwide Plaza	2033	819,906	40,758	9,925	0.7%	49.71
	1100 King Street Blgd 5	2028	51,536	1,383	1,383	0.1%	26.83
	810 Seventh Avenue	2026	17,320	1,120	1,120	0.1%	64.67
			888,762	43,261	12,428	0.9%	48.68	A-

Total			10,403,546	$747,456	$499,677	34.4%	$71.85

(1) Corporate or bond rating from S&P or Moody's.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, Development / Redevelopment and Land properties.

Supplemental Information	37	First Quarter 2018

TENANT DIVERSIFICATION Based on SLG Share of Annualized Cash Rent Unaudited

Category	Manhattan Properties	Suburban Properties

Arts, Ent. & Recreation	4.4%	0.1%
Business Services	2.3%	—%
Financial Services	32.4%	33.1%
Government / Non Profit	3.1%	2.9%
Legal	8.0%	12.9%
Manufacturing	2.4%	8.3%
Medical	2.3%	2.0%
Other	6.2%	3.4%
Professional Services	6.7%	12.3%
Retail	10.7%	0.8%

TAMI
Technology	1.7%	8.9%
Advertising	4.1%	1.0%
Media	15.4%	14.3%
Information	0.3%	—%

Total	100.0%	100.0%

Supplemental Information	38	First Quarter 2018

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 12/31/17			1,502,238

Add Property no longer in redevelopment	10 East 53rd Street		79,192

Less: Sold Vacancies	600 Lexington Avenue		(28,347)
Less: Property in redevelopment	609 Fifth Avenue		(51,583)

Space which became available during the Quarter (2):
Office
	10 East 53rd Street	2	8,129	8,926	$102.20
	100 Church Street	1	8,642	8,642	35.93
	100 Park Avenue	1	9,749	10,985	80.85
	110 Greene Street	4	8,363	7,200	87.55
	220 East 42nd Street	1	6,091	7,634	68.51
	280 Park Avenue	3	33,502	33,502	104.07
	420 Lexington Avenue	10	29,021	40,644	58.27
	461 Fifth Avenue	1	52,925	57,260	90.36
	800 Third Avenue	1	2,126	2,126	51.60
	810 Seventh Avenue	3	22,948	22,521	65.17
	919 Third Avenue	1	88,082	95,617	60.00
	1350 Avenue of the Americas	1	5,716	5,767	109.06
	Total/Weighted Average	29	275,294	300,824	$73.92

Retail
	100 Park Avenue	1	133	152	$218.48
	Total/Weighted Average	1	133	152	$218.48

Storage
	110 Greene Street	1	1,346	1,346	$30.31
	420 Lexington Avenue	1	200	226	31.78
	Total/Weighted Average	2	1,546	1,572	$30.52

	Total Space which became available during the quarter
	Office	29	275,294	300,824	$73.92
	Retail	1	133	152	$218.48
	Storage	2	1,546	1,572	$30.52
		32	276,973	302,548	$73.77

	Total Available Space		1,778,473

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	39	First Quarter 2018

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,778,473

Office
	3 Columbus Circle	2	14.7	22,467	26,842	$96.95	$—	$101.43	15.6
	10 East 53rd Street	4	8.9	20,368	22,137	93.35	68.49	131.66	2.4
	110 East 42nd Street	1	5.2	2,816	2,893	62.00	53.83	44.95	2.0
	110 Greene Street	6	7.2	23,503	22,319	74.20	75.88	46.53	4.8
	220 East 42nd Street	1	10.3	13,194	13,771	64.00	68.77	103.46	3.0
	280 Park Avenue	1	5.1	6,674	6,678	128.00	—	135.00	1.0
	420 Lexington Avenue	9	4.6	23,795	33,198	62.97	61.03	71.82	2.0
	461 Fifth Avenue	1	7.3	10,595	11,232	80.00	90.36	60.00	9.0
	485 Lexington Avenue	2	10.9	74,844	76,894	61.99	60.77	51.52	11.0
	711 Third Avenue	1	10.5	16,694	17,587	60.00	57.96	84.41	6.0
	810 Seventh Avenue	1	5.4	4,324	4,324	58.00	56.77	13.68	5.0
	919 Third Avenue	1	11.0	88,082	95,617	54.00	55.27	60.82	10.0
	1350 Avenue of the Americas	2	7.5	8,150	8,365	89.45	88.25	90.88	4.0
	Total/Weighted Average	32	9.8	315,506	341,857	$67.91	$61.78	$71.00	8.1

Retail
	100 Park Avenue	1	0.5	133	152	$78.95	$218.48	$—	—
	280 Park Avenue	1	15.0	24,249	24,249	51.55	—	206.19	12.0
	420 Lexington Avenue	1	10.3	1,600	1,851	332.00	290.86	79.67	4.0
	Total/Weighted Average	3	14.6	25,982	26,252	$71.48	$285.37	$196.08	11.4

Storage
	30 East 40th Street	1	6.5	100	373	$26.93	$—	$—	—
	110 Greene Street	2	1.5	1,511	1,511	30.81	30.31	—	—
	220 East 42nd Street	1	3.2	322	289	35.40	—	—	—
	750 Third Avenue	1	10.7	906	1,816	30.00	—	—	—
	1515 Broadway	1	1	1,491	1,423	33.73	—	—	—
	Total/Weighted Average	6	9.3	4,330	5,412	$31.28	$30.31	$—	—

Leased Space
	Office (3)	32	9.8	315,506	341,857	$67.91	$61.78	$71.00	8.1
	Retail	3	14.6	25,982	26,252	$71.48	$285.37	$196.08	11.4
	Storage	6	9.3	4,330	5,412	$31.28	$30.31	$—	—
	Total	41	10.0	345,818	373,521	$67.63	$63.46	$78.76	8.2

Total Available Space as of 3/31/18				1,432,655

Early Renewals
Office
	280 Park Avenue	1	15.0	71,003	75,791	$96.00	$83.86	$112.00	12.0
	420 Lexington Avenue	2	5.1	2,451	2,853	65.54	61.64	3.25	0.8
	461 Fifth Avenue	1	2.8	21,190	22,464	87.00	73.53	10.00	—
	800 Third Avenue	1	5.2	2,665	2,665	65.88	75.41	—	2.0
	Total/Weighted Average	5	11.8	97,309	103,773	$92.44	$80.79	$84.05	8.8

Renewals
	Early Renewals Office	5	11.8	97,309	103,773	$92.44	$80.79	$84.05	8.8
	Total	5	11.8	97,309	103,773	$92.44	$80.79	$84.05	8.8

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $63.25/rsf for 238,439 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $72.10/rsf for 342,212 rentable SF.

Supplemental Information	40	First Quarter 2018

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 12/31/17			655,672

Space which became available during the Quarter (2):
Office
	1100 King Street - 4 Int'l Drive, Rye Brook, New York	1	1,740	1,950	$32.39
	1100 King Street - 6 Int'l Drive, Rye Brook, New York	1	15,690	15,690	34.04
	100 Summit Lake Drive, Valhalla, New York	2	13,394	13,909	27.55
	500 Summit Lake Drive, Valhalla, New York	1	2,495	2,495	26.00
	360 Hamilton Avenue, White Plains, New York	1	2,322	2,322	39.60
	1 Landmark Square, Stamford, Connecticut	6	19,612	19,786	46.12
	2 Landmark Square, Stamford, Connecticut	1	1,104	1,104	32.65
	1010 Washington Boulevard, Stamford, Connecticut	1	2,450	2,450	30.24
	1055 Washington Boulevard, Stamford, Connecticut	1	901	901	36.62
	Jericho Plaza, Jericho, New York	2	10,642	17,520	41.76
	Total/Weighted Average	17	70,350	78,127	$37.43

Storage
	200 Summit Lake Drive, Valhalla, New York	1	280	280	$10.92
	1 Landmark Square, Stamford, Connecticut	3	400	415	12.59
	5 Landmark Square, Stamford, Connecticut	1	200	220	15.00
	Jericho Plaza, Jericho, New York	4	1,926	2,079	15.24
	Total/Weighted Average	9	2,806	2,994	$15.26

	Total Space which became available during the Quarter
	Office	17	70,350	78,127	$37.43
	Storage	9	2,806	2,994	$15.26
		26	73,156	81,121	$36.62

	Total Available Space		728,828

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	41	First Quarter 2018

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				728,828

Office
	1100 King Street - 2 Int'l Drive, Rye Brook, New York	1	2.2	2,582	2,582	$26.50	$—	$—	2.0
	1100 King Street - 4 Int'l Drive, Rye Brook, New York	1	3.2	1,360	1,360	25.00	25.58	3.00	2.0
	500 Summit Lake Drive, Valhalla, New York	1	6.1	2,495	2,495	26.00	26.00	3.00	4.0
	360 Hamilton Avenue, White Plains, New York	2	6.3	5,055	4,171	40.24	34.66	36.19	4.1
	1 Landmark Square, Stamford, Connecticut	2	0.9	5,716	5,848	35.69	35.69	—	—
	1010 Washington Boulevard, Stamford, Connecticut	2	4.0	6,350	6,320	31.97	30.24	31.55	3.2
	Jericho Plaza, Jericho, New York	3	7.4	13,643	13,802	33.24	—	25.83	6.3
	Total/Weighted Average	12	5.0	37,201	36,578	$32.94	$32.28	$19.64	3.9

Storage
	1 Landmark Square, Stamford, Connecticut	2	1.1	300	315	$11.83	$11.83	$—	—
	5 Landmark Square, Stamford, Connecticut	3	5.9	400	430	15.00	15.00	—	—
	Jericho Plaza, Jericho, New York	1	7.5	205	239	18.00	—	—	—
	Total/Weighted Average	6	4.7	905	984	$14.71	$13.43	$—	—
			.
Leased Space
	Office (3)	12	5.0	37,201	36,578	$32.94	$32.28	$19.64	3.9
	Storage	6	4.7	905	984	$14.71	$13.43	$—	—
	Total	18	5.0	38,106	37,562	$32.46	$31.58	$19.13	3.8

Total Available Space as of 3/31/18				690,722

Early Renewals
Office
	2 Landmark Square, Stamford, Connecticut	2	2.3	3,365	3,365	$33.34	$33.54	$4.34	—
	6 Landmark Square, Stamford, Connecticut	1	3.3	2,453	2,855	31.50	31.77	3.00	3.0
	Jericho Plaza, Jericho, New York	1	8.7	55,361	55,361	32.50	38.71	32.69	12.0
	Total/Weighted Average	4	8.1	61,179	61,581	$32.50	$38.11	$29.76	10.9

Renewals
	Early Renewals Office	4	8.1	61,179	61,581	$32.50	$38.11	$29.76	10.9
	Total	4	8.1	61,179	61,581	$32.50	$38.11	$29.76	10.9

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $33.03/rsf for 16,324 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $32.61/rsf 77,905 rentable SF.

Supplemental Information	42	First Quarter 2018

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2018 (1)	8	27,877	0.23%	$2,207,634	$79.19	$69.68	1	291	—%	$6,600	$22.68	$25.00
2nd Quarter 2018	7	17,467	0.15%	1,013,703	58.04	69.06	4	17,004	0.14%	1,327,817	78.09	74.14
3rd Quarter 2018	12	198,704	1.67%	13,723,307	69.06	73.09	5	23,036	0.19%	1,664,873	72.27	68.99
4th Quarter 2018	23	107,912	0.91%	8,955,108	82.99	83.03	12	117,361	0.97%	12,018,501	102.41	86.06

Total 2018	50	351,960	2.96%	$25,899,752	$73.59	$75.67	22	157,692	1.30%	$15,017,791	$95.23	$82.17

2019	78	1,002,360	8.42%	$73,795,699	$73.62	$70.52	27	374,277	3.10%	$29,722,327	$79.41	$83.38
2020	96	2,299,795	19.33%	151,610,441	65.92	70.25	27	290,827	2.41%	19,176,185	65.94	69.85
2021	96	1,181,550	9.93%	70,272,824	59.48	66.97	39	1,028,888	8.51%	75,294,326	73.18	72.68
2022	90	1,052,949	8.85%	70,367,496	66.83	75.60	36	312,309	2.58%	26,619,110	85.23	88.67
2023	50	796,403	6.69%	46,732,888	58.68	63.93	16	458,018	3.79%	37,433,922	81.73	78.17
2024	30	278,385	2.34%	19,394,689	69.67	73.81	24	1,031,888	8.54%	99,439,968	96.37	86.18
2025	31	498,823	4.19%	50,760,148	101.76	96.53	15	548,615	4.54%	43,024,934	78.42	83.27
2026	26	758,716	6.38%	48,215,864	63.55	67.71	19	486,909	4.03%	49,519,904	101.70	109.00
2027	37	588,773	4.95%	44,622,271	75.79	72.89	17	310,167	2.57%	26,662,532	85.96	90.91
Thereafter	74	3,090,690	25.96%	174,527,023	56.47	65.70	50	7,087,033	58.63%	469,866,995	66.30	83.89
	658	11,900,404	100.00%	$776,199,095	$65.22	$70.13	292	12,086,623	100.00%	$891,777,994	$73.78	$83.83

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Includes month to month holdover tenants that expired prior to March 31, 2018.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of current average asking rents for currently occupied space as of March 31, 2018. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	43	First Quarter 2018

ANNUAL LEASE EXPIRATIONS - SUBURBAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2018 (1)	14	54,538	2.26%	$2,165,424	$39.70	$37.21	2	4,060	0.93%	$116,797	$28.77	$36.00
2nd Quarter 2018	7	40,102	1.66%	1,136,607	28.34	29.43	—	—	—%	—	—	—
3rd Quarter 2018	7	43,755	1.81%	1,520,365	34.75	34.79	—	—	—%	—	—	—
4th Quarter 2018	8	68,782	2.85%	2,312,647	33.62	36.34	—	—	—%	—	—	—

Total 2018	36	207,177	8.58%	$7,135,043	$34.44	$34.90	2	4,060	0.93%	$116,797	$28.77	$36.00

2019	38	389,811	16.15%	$11,360,447	$29.14	$29.16	8	39,354	9.03%	$1,333,652	$33.89	$36.00
2020	46	289,407	11.99%	10,098,405	34.89	35.64	5	47,964	11.00%	1,884,078	39.28	35.67
2021	40	306,683	12.70%	10,130,405	33.03	32.88	4	48,609	11.15%	1,845,936	37.98	36.00
2022	29	126,393	5.24%	4,696,738	37.16	39.03	2	18,012	4.13%	658,428	36.55	36.00
2023	26	196,066	8.12%	6,599,790	33.66	33.02	4	52,824	12.12%	2,005,266	37.96	35.80
2024	6	46,268	1.92%	1,424,880	30.80	31.70	2	52,707	12.09%	1,860,324	35.30	36.00
2025	10	166,018	6.88%	4,958,102	29.86	30.44	3	14,956	3.43%	494,066	33.03	36.00
2026	17	296,714	12.29%	10,056,079	33.89	33.53	5	88,854	20.38%	3,066,240	34.51	35.96
2027	5	88,845	3.68%	2,159,964	24.31	26.76	1	12,862	2.95%	416,892	32.41	36.00
Thereafter	17	300,528	12.45%	8,416,431	28.01	28.31	1	55,687	12.79%	2,155,393	38.71	36.00
	270	2,413,910	100.00%	$77,036,284	$31.91	$32.21	37	435,889	100.00%	$15,837,072	$36.33	$35.93

	(1) Includes month to month holdover tenants that expired prior to March 31, 2018.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of current average asking rents for currently occupied space as of March 31, 2018. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	44	First Quarter 2018

ANNUAL LEASE EXPIRATIONS Retail Operating and Development / Redevelopment Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2018 (1)	3	3,127	1.00%	$103,887	$33.22	$34.88	3	33,737	8.81%	$2,179,546	$64.60	$90.59
2019	3	2,400	0.77%	73,232	30.51	32.04	3	6,790	1.77%	69,942	10.30	10.82
2020	3	7,401	2.37%	882,559	119.25	203.10	3	25,424	6.64%	5,711,143	224.64	226.48
2021	1	108,148	34.56%	7,331,982	67.80	70.00	2	16,911	4.42%	4,118,982	243.57	134.85
2022	1	1,165	0.37%	200,004	171.68	299.00	2	50,808	13.27%	23,582,225	464.14	510.78
2023	3	9,825	3.14%	1,156,224	117.68	138.76	3	12,331	3.22%	1,884,478	152.82	238.67
2024	4	74,286	23.74%	16,988,841	228.70	233.35	1	7,793	2.04%	4,898,196	628.54	898.00
2025	3	33,944	10.85%	889,187	26.20	24.15	3	16,143	4.22%	1,238,390	76.71	70.43
2026	1	5,218	1.67%	2,902,788	556.30	537.00	3	69,206	18.08%	25,966,916	375.21	372.53
2027	1	1,358	0.43%	118,893	87.55	96.00	2	9,288	2.43%	1,020,853	109.91	103.33
Thereafter	3	66,013	21.10%	3,950,505	59.84	83.98	4	134,447	35.10%	80,662,024	599.95	607.64
	26	312,885	100.00%	$34,598,102	$110.58	$120.18	29	382,878	100.00%	$151,332,695	$395.25	$409.10
Vacancy (5)		24,256				231.2		38,297				100.82
		337,141				$128.16		421,175				$381.07

Other Retail
2018 (1)	5	11,506	1.46%	$1,536,838	$133.57	$195.95	3	4,381	1.25%	$554,569	$126.58	$155.61
2019	5	56,212	7.14%	5,055,211	89.93	124.56	3	7,520	2.14%	1,249,847	166.20	200.16
2020	7	20,225	2.57%	5,078,333	251.09	372.79	2	31,930	9.08%	1,368,973	42.87	45.60
2021	12	24,579	3.12%	2,869,154	116.73	163.27	4	5,185	1.48%	421,048	81.21	90.51
2022	13	125,193	15.90%	16,692,873	133.34	176.18	8	19,922	5.67%	2,679,604	134.50	176.12
2023	7	41,701	5.30%	5,936,897	142.37	156.46	4	15,851	4.51%	2,081,803	131.34	123.70
2024	8	29,730	3.78%	7,118,034	239.42	223.48	5	14,543	4.14%	1,323,164	90.98	87.59
2025	11	36,059	4.58%	13,358,412	370.46	395.44	1	330	0.09%	44,462	134.73	127.00
2026	6	19,697	2.50%	8,786,638	446.09	438.78	5	39,329	11.19%	6,199,267	157.63	169.21
2027	14	66,455	8.44%	17,056,182	256.66	267.63	6	13,895	3.95%	1,702,717	122.54	129.80
Thereafter	33	355,776	45.21%	32,680,265	91.86	99.74	17	198,590	56.50%	31,243,485	157.33	161.38
	121	787,133	100.00%	$116,168,837	$147.58	$167.96	58	351,476	100.00%	$48,868,939	$139.83	$146.25
Vacancy (5)		53,123				330.64		2,492				175.00
		840,256				$178.25		353,968				$146.45

	(1) Includes month to month holdover tenants that expired prior to March 31, 2018.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of March 31, 2018. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage on leases signed but not yet commenced.

Supplemental Information	45	First Quarter 2018

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	3/31/2018
1998 - 2017 Acquisitions
Mar-98	420 Lexington Avenue	Grand Central	100.0%	Operating Sublease	1,188,000	$78,000	83.0	95.0
May-98	711 3rd Avenue	Grand Central	100.0	Operating Sublease	524,000	65,600	79.0	89.3
Jun-98	440 9th Avenue	Penn Station	100.0	Fee Interest	339,000	32,000	76.0	N/A
Jan-99	420 Lexington Leasehold	Grand Central	100.0	Sub-leasehold	—	27,300	—	—
Jan-99	555 West 57th Street	Midtown West	65.0	Fee Interest	941,000	66,700	100.0	99.9
Aug-99	1250 Broadway	Penn Station	50.0	Fee Interest	670,000	93,000	96.5	N/A
Nov-99	555 West 57th Street	Midtown West	35.0	Fee Interest	—	34,100		99.9
Feb-00	100 Park Avenue	Grand Central	50.0	Fee Interest	834,000	192,000	96.5	92.3
Jun-01	317 Madison Avenue	Grand Central	100.0	Fee Interest	450,000	105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	98.5
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	61.3
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	75.8
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	98.9
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	76.4
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	98.8
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	100.0
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200		N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	90.2
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	5.2
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000		76.4
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	94.6
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	97.2
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Other (2)	674,000	520,000	100.0	100.0
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	100.0
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	98.8
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.6
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	90.2
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	98.5
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	75.3
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	92.8
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	81.1
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	100.0
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	83.4
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	91.6
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	100.0
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	98.5
					43,133,923	$23,424,130
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Leasehold office condominium. Tenant is currently responsible for ground rent pursuant to triple-net lease.

Supplemental Information	46	First Quarter 2018

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2000 - 2015 Sales
Feb-00	29 West 35th Street	Penn Station	100.0%	Fee Interest	78,000	$11,700	$150
Mar-00	36 West 44th Street	Grand Central	100.0	Fee Interest	178,000	31,500	177
May-00	321 West 44th Street	Times Square	35.0	Fee Interest	203,000	28,400	140
Nov-00	90 Broad Street	Financial	100.0	Fee Interest	339,000	60,000	177
Dec-00	17 Battery South	Financial	100.0	Fee Interest	392,000	53,000	135
Jan-01	633 Third Ave	Grand Central North	100.0	Fee Interest	40,623	13,250	326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Midtown	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
					16,178,723	$6,959,650	$430
2016 Sales
Jun-16	388 & 390 Greenwich Street	Downtown	100.0%	Fee Interest	2,635,000	$2,000,000	$759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
					4,949,000	$4,600,000	$929
2017 Sales
Nov-17	1515 Broadway	Times Square	30.0%	Fee Interest	1,750,000	$1,950,000	$1,114
					1,750,000	$1,950,000	$1,114
2018 Sales
Jan-18	600 Lexington Avenue	Grand Central North	100.0%	Fee Interest	303,515	$305,000	$1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	$1,950,000	$1,114
					2,053,515	$2,255,000	$1,098

Supplemental Information	47	First Quarter 2018

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	3/31/2018
2007 - 2016 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	87.3
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	83.9
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	70.5
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	97.4
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,198,100	$1,733,440

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited (Dollars in Thousands)

	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Gross Asset Valuation ($'s)	Price ($'s/SF)
2008 - 2015 Sales
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
					3,355,200	$946,467	$282
2016 Sales
Mar-16	7 Renaissance Square	White Plains, New York	100.0%	Fee Interest	65,641	$21,000	$320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
					187,141	$62,000	$331
2017 Sales
Apr-17	520 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	180,000	$21,000	$117
Jul-17	680 Washington Avenue	Stamford, Connecticut	100.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	100.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
					1,100,600	$317,256	$288

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	48	First Quarter 2018

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment & Land Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	3/31/2018
2005 - 2015 Acquisitions
Jul-05	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	100.0
Aug-07	180 Broadway	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Feb-08	182 Broadway	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	100.0
Dec-10	11 West 34th Street	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Dec-10	Two Herald Square (2)	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue (2)	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	95.4
Aug-11	1552-1560 Broadway	Times Square	50.0	Fee Interest	35,897	136,550	59.7	67.5
Sep-11	747 Madison Avenue	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	90.8
Jan-12	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	84.7
Jul-12	West Coast Office Portfolio		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Midtown South	100.0	Fee Interest	104,000	83,000	—	100.0
Oct-12	1080 Amsterdam	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	94.8
Dec-12	21 East 66th Street	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Soho	100.0	Fee Interest	68,342	122,300	100.0	89.6
Mar-13	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	97.6
Nov-13	562, 570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752 Madison Avenue	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue (2)	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	100.0
Oct-14	102 Greene Street	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	—
Nov-14	55 West 46th Street - Tower 46	Midtown	100.0	Fee Interest	347,000	295,000	—	58.2
Feb-15	Stonehenge Portfolio		100.0	Fee Interest	2,589,184	40,000	96.5	96.0
Mar-15	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	—
Jun-15	Upper East Side Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	42.9
Aug-15	187 Broadway & 5-7 Dey Street	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	—
					12,164,472	$5,771,902
2016 Acquisitions
Mar-16	183 Broadway	Lower Manhattan	100.0%	Fee Interest	9,100	$28,500	58.3	—
Apr-16	605 West 42nd Street - Sky	Midtown West	20.0	Fee Interest	927,358	759,046	—	79.4
					936,458	$787,546
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	49	First Quarter 2018

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2015 Sales
Sep-11	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue (1)	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Lower Manhattan	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Jan-15	180 Maiden Lane	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
					6,883,021	$4,078,360	$593
2016 Sales
Feb-16	248-252 Bedford Avenue	Brooklyn, New York	90.0%	Fee Interest	66,611	$55,000	$826
Feb-16	885 Third Avenue	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Upper East Side	49.0	Fee Interest	290,482	170,000	585
					1,127,593	$874,000	$775
2017 Sales
Apr-17	102 Greene Street	Soho	90.0%	Fee Interest	9,200	$43,500	$4,728
Sep-17	102 Greene Street	Soho	10.0	Fee Interest	9,200	43,500	4,728
					18,400	$87,000	$4,728

(1) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

Supplemental Information	50	First Quarter 2018

EXECUTIVE MANAGEMENT

Stephen L. Green	Edward V. Piccinich
Chairman of the Board	Chief Operating Officer

Marc Holliday	Neil H. Kessner
Chief Executive Officer	Executive Vice President, General
Counsel - Real Property
Andrew Mathias
President	David M. Schonbraun
Co-Chief Investment Officer
Matthew J. DiLiberto
Chief Financial Officer	Isaac Zion
Co-Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Maggie Hui
Chief Accounting Officer
Steven M. Durels
Executive Vice President, Director of
Leasing and Real Property

Supplemental Information	51	First Quarter 2018

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, and a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is calculated by subtracting free rent (net of amortization), straight-line rent, FAS 141 rental income from NOI, while adding ground lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and our reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating our properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.

Debt to Market Capitalization Ratio
Debt to Market Capitalization is a non-GAAP measure that is calculated as the Company’s consolidated debt divided by the Company's estimated market value based upon the quarter-end trading price of the Company’s common stock multiplied by all common shares and operating partnership units outstanding plus the face value of the Company’s preferred equity.
The Company presents the ratio of debt to market capitalization as a measure of the Company’s leverage position relative to the Company’s estimated market value. The Company believes this ratio may provide investors with another measure of the Company’s current leverage position. The debt to market capitalization ratio should be used as one measure of the Company’s leverage position, and this measure is commonly used in the REIT sector; however, such measure may not be comparable to those used by other REITs that do not compute such measure in the same manner. The debt to market capitalization ratio does not represent the Company’s borrowing capacity and should not be considered an alternative measure to the Company’s current lending arrangements.

Supplemental Information	52	First Quarter 2018

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and ground rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended
	March 31,
	2018	2017

Net income attributable to SL Green common stockholders	$101,766	$11,351
Add:
Depreciation and amortization	69,388	94,134
Joint venture depreciation and noncontrolling interest adjustments	48,006	24,282
Net income (loss) attributable to noncontrolling interests	5,470	(17,015)
Less:
Gain on sale of real estate, net	23,521	567
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	(6,440)	2,047
Depreciable real estate reserve	—	(56,272)
Depreciation on non-rental real estate assets	566	516
FFO attributable to SL Green common stockholders and noncontrolling interests	$157,690	$165,894

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017

Net income	$113,823	$38,335	$45,795	$16,015	$924
Interest expense, net of interest income	47,916	60,933	65,634	64,856	65,622
Amortization of deferred financing costs	3,537	4,297	4,008	3,432	4,761
Income taxes	507	1,432	77	2,201	559
Depreciation and amortization	69,388	84,404	91,728	133,054	94,134
Gain on sale of marketable securities	—	—	—	—	(3,262)
Loss (gain) on sale of real estate	(23,521)	(76,497)	—	3,823	(567)
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	6,440	—	(1,030)	(13,089)	(2,047)
Purchase price and other fair value adjustments	(49,293)	—	—	—	—
Depreciable real estate reserve	—	93,184	—	29,064	56,272
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	85,144	66,652	58,096	56,612	54,545
EBITDAre	$253,941	$272,740	$264,308	$295,968	$270,941

Supplemental Information	53	First Quarter 2018

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Operating income and Same-store NOI Reconciliation

	Three Months Ended
	March 31,
	2018	2017

Net income	$113,823	$924
Equity in net loss (gain) on sale of interest in unconsolidated joint venture/real estate	6,440	(2,047)
Purchase price and other fair value adjustments	(49,293)	—
Gain on sale of real estate, net	(23,521)	(567)
Depreciable real estate reserves	—	56,272
Gain on sale of marketable securities	—	(3,262)
Depreciation and amortization	69,388	94,134
Interest expense, net of interest income	47,916	65,622
Amortization of deferred financing costs	3,537	4,761
Operating income	168,290	215,837

Equity in net (income) loss from unconsolidated joint ventures	(4,036)	(6,614)
Marketing, general and administrative expense	23,528	24,143
Transaction related costs, net	162	133
Investment income	(45,290)	(40,299)
Non-building revenue	(4,777)	(6,571)
Net operating income (NOI)	137,877	186,629

Equity in net income (loss) from unconsolidated joint ventures	4,036	6,614
SLG share of unconsolidated JV depreciation and amortization	47,619	31,215
SLG share of unconsolidated JV interest expense, net of interest income	35,780	21,093
SLG share of unconsolidated JV amortization of deferred financing costs	1,673	2,621
SLG share of unconsolidated JV loss on early extinguishment of debt	—	—
SLG share of unconsolidated JV transaction related costs	—	54
SLG share of unconsolidated JV investment income	(3,086)	(4,830)
SLG share of unconsolidated JV non-building revenue	(1,000)	(950)
NOI including SLG share of unconsolidated JVs	222,899	242,446

NOI from other properties/affiliates	(24,600)	(47,948)
Same-Store NOI	198,299	194,498

Ground lease straight-line adjustment	524	524
Joint Venture ground lease straight-line adjustment	258	286
Straight-line and free rent	(2,086)	(8,126)
Rental income - FAS 141	(2,263)	(1,771)
Joint Venture straight-line and free rent	(5,806)	(6,950)
Joint Venture rental income - FAS 141	(1,333)	(3,844)
Same-store cash NOI	$187,593	$174,617

Supplemental Information	54	First Quarter 2018

SELL-SIDE ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	James Sullivan	(212) 738-6139	jsullivan@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Goldman Sachs & Co.	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
UBS Securities LLC	Nicholas Yulico	(212) 713-3402	nick.yulico@ubs.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	55	First Quarter 2018